As filed with the Securities and Exchange Commission on January 13, 2015

Registration No. 333-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

HCA Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	8062	27-3865930
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

HCA Inc.

(Exact name of registrant as specified in its charter)

Delaware	8062	75-2497104
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

SEE TABLE OF ADDITIONAL REGISTRANTS

One Park Plaza

Nashville, Tennessee 37203

(615) 344-9551

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

John M. Franck II, Esq.

HCA Holdings, Inc.

Vice President and Corporate Secretary

One Park Plaza

Nashville, Tennessee 37203

Telephone: (615) 344-9551

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

Joseph H. Kaufman, Esq.	J. Page Davidson, Esq.
Simpson Thacher & Bartlett LLP	Ryan D. Thomas, Esq.
425 Lexington Avenue	Bass, Berry & Sims PLC
New York, New York 10017-3954	150 Third Avenue South, Suite 2800
Telephone: (212) 455-2000	Nashville, Tennessee 37201-2017
Telephone: (615) 742-6200

Approximate date of commencement of proposed sale to the public:    From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.    ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.    ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☑

If this Form is a post-effective amendment to a registration statement pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock	(1)	(1)	(1)	(2)
Preferred Stock	(1)	(1)	(1)	(2)
Debt Securities	(1)	(1)	(1)	(2)
Guarantees of Debt Securities	(3)	(3)	(3)	(3)

(1)	Omitted pursuant to General Instructions II.E. of Form S-3. An indeterminate aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be issued at indeterminate prices.
(2)	In accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of all of the registration fee.
(3)	No separate consideration will be received for the guarantees. Pursuant to Rule 457(n) under the Securities Act, no registration fee is required with respect to the guarantees.

Table of Additional Registrant Guarantors

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
American Medicorp Development Co.	Delaware	23-1696018	One Park Plaza Nashville, TN 37203 (615) 344-9551
Bay Hospital, Inc.	Florida	62-0976863	One Park Plaza Nashville, TN 37203 (615) 344-9551
Brigham City Community Hospital, Inc.	Utah	87-0318837	One Park Plaza Nashville, TN 37203 (615) 344-9551
Brookwood Medical Center of Gulfport, Inc.	Mississippi	63-0751470	One Park Plaza Nashville, TN 37203 (615) 344-9551
Capital Division, Inc.	Virginia	62-1668319	One Park Plaza Nashville, TN 37203 (615) 344-9551
Centerpoint Medical Center of Independence, LLC	Delaware	45-0503121	One Park Plaza Nashville, TN 37203 (615) 344-9551
Central Florida Regional Hospital, Inc.	Florida	59-1978725	One Park Plaza Nashville, TN 37203 (615) 344-9551
Central Shared Services, LLC	Virginia	76-0771216	One Park Plaza Nashville, TN 37203 (615) 344-9551
Central Tennessee Hospital Corporation	Tennessee	62-1620866	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA Bayshore, L.P.	Delaware	62-1801359	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA Conroe, L.P.	Delaware	62-1801361	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA Mainland, L.P.	Delaware	62-1801362	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA Pearland, L.P.	Texas	05-0631189	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA West Houston, L.P.	Delaware	62-1801363	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA Woman’s Hospital, L.P.	Delaware	62-1810381	One Park Plaza Nashville, TN 37203 (615) 344-9551
Chippenham & Johnston-Willis Hospitals, Inc.	Virginia	54-1779911	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Citrus Memorial Hospital, Inc.	Florida	47-1455535	One Park Plaza Nashville, TN 37203 (615) 344-9551
Citrus Memorial Property Management, Inc.	Florida	47-1521048	One Park Plaza Nashville, TN 37203 (615) 344-9551
Colorado Health Systems, Inc.	Colorado	62-1593008	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia ASC Management, L.P.	California	33-0539838	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Healthcare System of Louisiana, Inc.	Louisiana	62-1622840	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Jacksonville Healthcare System, Inc.	Florida	61-1272241	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia LaGrange Hospital, LLC.	Illinois	61-1276162	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of Arlington Subsidiary, L.P.	Texas	62-1682201	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of Denton Subsidiary, L.P.	Texas	62-1682213	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of Las Colinas, Inc.	Texas	62-1650582	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of Lewisville Subsidiary, L.P.	Texas	62-1682210	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of McKinney Subsidiary, L.P.	Texas	62-1682207	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of Plano Subsidiary, L.P.	Texas	62-1682203	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia North Hills Hospital Subsidiary, L.P.	Texas	62-1682205	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Ogden Medical Center, Inc.	Utah	62-1650578	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Parkersburg Healthcare System, LLC	West Virginia	62-1634494	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.	Texas	62-1682202	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Polk General Hospital, Inc.	Georgia	62-1619423	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Rio Grande Healthcare, L.P.	Delaware	62-1656022	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Riverside, Inc.	California	62-1664328	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Valley Healthcare System, L.P.	Delaware	62-1669572	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia/Alleghany Regional Hospital, Incorporated	Virginia	54-1761046	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia/HCA John Randolph, Inc.	Virginia	61-1272888	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbine Psychiatric Center, Inc.	Colorado	84-1042212	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbus Cardiology, Inc.	Georgia	58-1941109	One Park Plaza Nashville, TN 37203 (615) 344-9551
Conroe Hospital Corporation	Texas	74-2467524	One Park Plaza Nashville, TN 37203 (615) 344-9551
Dallas/Ft. Worth Physician, LLC	Delaware	62-1769694	One Park Plaza Nashville, TN 37203 (615) 344-9551
Dublin Community Hospital, LLC	Georgia	58-1431023	One Park Plaza Nashville, TN 37203 (615) 344-9551
Eastern Idaho Health Services, Inc.	Idaho	82-0436622	One Park Plaza Nashville, TN 37203 (615) 344-9551
Edward White Hospital, Inc.	Florida	59-3089836	One Park Plaza Nashville, TN 37203 (615) 344-9551
El Paso Surgicenter, Inc.	Texas	74-2361005	One Park Plaza Nashville, TN 37203 (615) 344-9551
Encino Hospital Corporation, Inc.	California	95-4113862	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
EP Health, LLC	Delaware	62-1769682	One Park Plaza Nashville, TN 37203 (615) 344-9551
Fairview Park GP, LLC	Delaware	62-1815913	One Park Plaza Nashville, TN 37203 (615) 344-9551
Fairview Park, Limited Partnership	Georgia	62-1817469	One Park Plaza Nashville, TN 37203 (615) 344-9551
Frankfort Hospital, Inc.	Kentucky	61-0859329	One Park Plaza Nashville, TN 37203 (615) 344-9551
Galen Property, LLC	Virginia	35-2260545	One Park Plaza Nashville, TN 37203 (615) 344-9551
Good Samaritan Hospital, L.P.	Delaware	62-1763090	One Park Plaza Nashville, TN 37203 (615) 344-9551
Goppert-Trinity Family Care, LLC	Delaware	76-0726651	One Park Plaza Nashville, TN 37203 (615) 344-9551
GPCH-GP, Inc.	Delaware	64-0805500	One Park Plaza Nashville, TN 37203 (615) 344-9551
Grand Strand Regional Medical Center, LLC	Delaware	62-1768105	One Park Plaza Nashville, TN 37203 (615) 344-9551
Green Oaks Hospital Subsidiary, L.P.	Texas	62-1797829	One Park Plaza Nashville, TN 37203 (615) 344-9551
Greenview Hospital, Inc.	Kentucky	61-0724492	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA American Finance LLC	Delaware	90-0898925	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA — HealthONE LLC	Colorado	84-1321373	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA — IT&S Field Operations, Inc.	Delaware	06-1795732	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA — IT&S Inventory Management, Inc.	Delaware	06-1796286	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Central Group, Inc.	Tennessee	02-0762180	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Health Services of Florida, Inc.	Florida	62-1113740	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
HCA Health Services of Louisiana, Inc.	Louisiana	62-1113736	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Health Services of Oklahoma, Inc.	Oklahoma	62-1106156	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Health Services of Tennessee, Inc.	Tennessee	62-1113737	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Health Services of Virginia, Inc.	Virginia	62-1113733	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Management Services, L.P.	Delaware	62-1778108	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Pearland GP, Inc.	Texas	11-3767030	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Realty, Inc.	Tennessee	06-1106160	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA SFB 1 LLC	Delaware	80-0915691	One Park Plaza Nashville, TN 37203 (615) 344-9551
HD&S Corp. Successor, Inc.	Florida	62-1657694	One Park Plaza Nashville, TN 37203 (615) 344-9551
Health Midwest Office Facilities Corporation	Missouri	43-1175071	One Park Plaza Nashville, TN 37203 (615) 344-9551
Health Midwest Ventures Group, Inc.	Missouri	43-1315348	One Park Plaza Nashville, TN 37203 (615) 344-9551
Hendersonville Hospital Corporation	Tennessee	62-1321255	One Park Plaza Nashville, TN 37203 (615) 344-9551
Hospital Corporation of Tennessee	Tennessee	62-1124446	One Park Plaza Nashville, TN 37203 (615) 344-9551
Hospital Corporation of Utah	Utah	87-0322019	One Park Plaza Nashville, TN 37203 (615) 344-9551
Hospital Development Properties, Inc.	Delaware	62-1321246	One Park Plaza Nashville, TN 37203 (615) 344-9551
HPG Enterprises, LLC	Delaware	62-1778113	One Park Plaza Nashville, TN 37203 (615) 344-9551
HSS Holdco, LLC	Delaware	62-1839825	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
HSS Systems, LLC	Delaware	62-1804834	One Park Plaza Nashville, TN 37203 (615) 344-9551
HSS Virginia, L.P.	Virginia	62-1848294	One Park Plaza Nashville, TN 37203 (615) 344-9551
HTI Memorial Hospital Corporation	Tennessee	62-1560757	One Park Plaza Nashville, TN 37203 (615) 344-9551
HTI MOB, LLC	Delaware	62-1824860	One Park Plaza Nashville, TN 37203 (615) 344-9551
Integrated Regional Lab, LLC	Florida	36-4576441	One Park Plaza Nashville, TN 37203 (615) 344-9551
Integrated Regional Laboratories, LLP	Delaware	62-1687140	One Park Plaza Nashville, TN 37203 (615) 344-9551
JFK Medical Center Limited Partnership	Delaware	62-1694180	One Park Plaza Nashville, TN 37203 (615) 344-9551
KPH-Consolidation, Inc.	Texas	62-1619857	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lakeland Medical Center, LLC	Delaware	62-1762603	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lakeview Medical Center, LLC	Delaware	62-1762416	One Park Plaza Nashville, TN 37203 (615) 344-9551
Largo Medical Center, Inc.	Florida	62-1026428	One Park Plaza Nashville, TN 37203 (615) 344-9551
Las Vegas Surgicare, Inc.	Nevada	75-1890731	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lawnwood Medical Center, Inc.	Florida	59-1764486	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lewis-Gale Hospital, Incorporated	Virginia	54-0218835	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lewis-Gale Medical Center, LLC	Delaware	62-1760148	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lewis-Gale Physicians, LLC	Virginia	06-1755234	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lone Peak Hospital, Inc.	Utah	25-1925376	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Los Robles Regional Medical Center	California	95-2321136	One Park Plaza Nashville, TN 37203 (615) 344-9551
Management Services Holdings, Inc.	Delaware	62-1874287	One Park Plaza Nashville, TN 37203 (615) 344-9551
Marietta Surgical Center, Inc.	Georgia	58-1539547	One Park Plaza Nashville, TN 37203 (615) 344-9551
Marion Community Hospital, Inc.	Florida	59-1479652	One Park Plaza Nashville, TN 37203 (615) 344-9551
MCA Investment Company	California	33-0539836	One Park Plaza Nashville, TN 37203 (615) 344-9551
Medical Centers of Oklahoma, LLC	Delaware	62-1771846	One Park Plaza Nashville, TN 37203 (615) 344-9551
Medical Office Buildings of Kansas, LLC	Delaware	62-1789791	One Park Plaza Nashville, TN 37203 (615) 344-9551
Memorial Healthcare Group, Inc.	Florida	59-3283127	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — ACH, LLC	Delaware	48-1301811	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — LRHC, LLC	Delaware	48-1301817	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — LSH, LLC	Delaware	45-0503141	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — MCI, LLC	Delaware	45-0503127	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — MMC, LLC	Delaware	48-1301826	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — OPRMC, LLC	Delaware	45-0503116	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — PFC, LLC	Delaware	48-1302330	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — RBH, LLC	Missouri	20-0851062	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division — RMC, LLC	Delaware	54-2092552	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Midwest Holdings, Inc.	Delaware	11-3676736	One Park Plaza Nashville, TN 37203 (615) 344-9551
Montgomery Regional Hospital, Inc.	Virginia	54-0889154	One Park Plaza Nashville, TN 37203 (615) 344-9551
Mountain Division — CVH, LLC	Utah	47-1210615	One Park Plaza Nashville, TN 37203 (615) 344-9551
Mountain View Hospital, Inc.	Utah	87-0333048	One Park Plaza Nashville, TN 37203 (615) 344-9551
Nashville Shared Services General Partnership	Delaware	62-1841237	One Park Plaza Nashville, TN 37203 (615) 344-9551
National Patient Account Services, Inc.	Texas	62-1645596	One Park Plaza Nashville, TN 37203 (615) 344-9551
New Iberia Healthcare Corporation	Louisiana	58-1741846	One Park Plaza Nashville, TN 37203 (615) 344-9551
New Port Richey Hospital, Inc.	Florida	59-2047041	One Park Plaza Nashville, TN 37203 (615) 344-9551
New Rose Holding Company, Inc.	Colorado	62-1617432	One Park Plaza Nashville, TN 37203 (615) 344-9551
North Florida Immediate Care Center, Inc.	Florida	58-2075775	One Park Plaza Nashville, TN 37203 (615) 344-9551
North Florida Regional Medical Center, Inc.	Florida	61-1269294	One Park Plaza Nashville, TN 37203 (615) 344-9551
North Texas — MCA, LLC	Texas	46-4027347	One Park Plaza Nashville, TN 37203 (615) 344-9551
Northern Utah Healthcare Corporation	Utah	62-1650573	One Park Plaza Nashville, TN 37203 (615) 344-9551
Northern Virginia Community Hospital, LLC	Virginia	04-3665595	One Park Plaza Nashville, TN 37203 (615) 344-9551
Northlake Medical Center, LLC	Georgia	58-2433434	One Park Plaza Nashville, TN 37203 (615) 344-9551
Notami Hospitals of Louisiana, Inc.	Louisiana	95-4176923	One Park Plaza Nashville, TN 37203 (615) 344-9551
Notami Hospitals, LLC	Delaware	62-1761993	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Okaloosa Hospital, Inc.	Florida	59-1836808	One Park Plaza Nashville, TN 37203 (615) 344-9551
Okeechobee Hospital, Inc.	Florida	59-1833934	One Park Plaza Nashville, TN 37203 (615) 344-9551
Outpatient Cardiovascular Center of Central Florida, LLC	Delaware	52-2448149	One Park Plaza Nashville, TN 37203 (615) 344-9551
Palms West Hospital Limited Partnership	Delaware	62-1694178	One Park Plaza Nashville, TN 37203 (615) 344-9551
Palmyra Park Hospital, LLC	Georgia	58-1091107	One Park Plaza Nashville, TN 37203 (615) 344-9551
Parallon Business Solutions, LLC	Tennessee	90-0734008	One Park Plaza Nashville, TN 37203 (615) 344-9551
Parallon Enterprises, LLC	Tennessee	30-0705198	One Park Plaza Nashville, TN 37203 (615) 344-9551
Parallon Health Information Solutions, LLC	Tennessee	61-1664600	One Park Plaza Nashville, TN 37203 (615) 344-9551
Parallon Holdings, LLC	Delaware	62-1839825	One Park Plaza Nashville, TN 37203 (615) 344-9551
Parallon Payroll Solutions, LLC	Tennessee	36-4713969	One Park Plaza Nashville, TN 37203 (615) 344-9551
Parallon Physician Services, LLC	Tennessee	35-2426398	One Park Plaza Nashville, TN 37203 (615) 344-9551
Parallon Technology Solutions, LLC	Tennessee	30-0705195	One Park Plaza Nashville, TN 37203 (615) 344-9551
Parallon Workforce Management Solutions, LLC	Tennessee	38-3856554	One Park Plaza Nashville, TN 37203 (615) 344-9551
Pasadena Bayshore Hospital, Inc.	Texas	74-1616679	One Park Plaza Nashville, TN 37203 (615) 344-9551
Pearland Partner, LLC	Delaware	33-1130044	One Park Plaza Nashville, TN 37203 (615) 344-9551
Plantation General Hospital, L.P.	Delaware	62-1372389	One Park Plaza Nashville, TN 37203 (615) 344-9551
Poinciana Medical Center, Inc.	Florida	90-0811360	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Primary Health, Inc.	Texas	75-2473418	One Park Plaza Nashville, TN 37203 (615) 344-9551
Primary Health Management, Ltd.	Texas	02-0730160	One Park Plaza Nashville, TN 37203 (615) 344-9551
Pulaski Community Hospital, Inc.	Virginia	54-0941129	One Park Plaza Nashville, TN 37203 (615) 344-9551
Redmond Park Hospital, LLC	Georgia	58-1123037	One Park Plaza Nashville, TN 37203 (615) 344-9551
Redmond Physician Practice Company	Georgia	62-1662134	One Park Plaza Nashville, TN 37203 (615) 344-9551
Reston Hospital Center, LLC	Delaware	62-1777534	One Park Plaza Nashville, TN 37203 (615) 344-9551
Retreat Hospital, LLC	Virginia	61-1272890	One Park Plaza Nashville, TN 37203 (615) 344-9551
Rio Grande Regional Hospital, Inc.	Texas	61-1276564	One Park Plaza Nashville, TN 37203 (615) 344-9551
Riverside Healthcare System, L.P.	California	33-0751869	One Park Plaza Nashville, TN 37203 (615) 344-9551
Riverside Hospital, Inc.	Delaware	74-2600687	One Park Plaza Nashville, TN 37203 (615) 344-9551
Samaritan, LLC	Delaware	62-1762605	One Park Plaza Nashville, TN 37203 (615) 344-9551
San Jose Healthcare System, LP	Delaware	77-0498674	One Park Plaza Nashville, TN 37203 (615) 344-9551
San Jose Hospital, L.P.	Delaware	62-1763091	One Park Plaza Nashville, TN 37203 (615) 344-9551
San Jose Medical Center, LLC	Delaware	62-1762609	One Park Plaza Nashville, TN 37203 (615) 344-9551
San Jose, LLC	Delaware	62-1756992	One Park Plaza Nashville, TN 37203 (615) 344-9551
Sarah Cannon Research Institute, LLC	Delaware	20-1557751	One Park Plaza Nashville, TN 37203 (615) 344-9551
Sarasota Doctors Hospital, Inc.	Florida	61-1258724	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
SCRI Holdings, LLC	Delaware	59-3830450	One Park Plaza Nashville, TN 37203 (615) 344-9551
SJMC, LLC	Delaware	62-1762613	One Park Plaza Nashville, TN 37203 (615) 344-9551
Southern Hills Medical Center, LLC	Nevada	74-3048428	One Park Plaza Nashville, TN 37203 (615) 344-9551
Southpoint, LLC	Tennessee	90-1021429	One Park Plaza Nashville, TN 37203 (615) 344-9551
Spalding Rehabilitation L.L.C	Delaware	84-1321505	One Park Plaza Nashville, TN 37203 (615) 344-9551
Spotsylvania Medical Center, Inc.	Virginia	06-1760818	One Park Plaza Nashville, TN 37203 (615) 344-9551
Spring Branch Medical Center, Inc.	Texas	61-1261492	One Park Plaza Nashville, TN 37203 (615) 344-9551
Spring Hill Hospital, Inc.	Tennessee	84-1706716	One Park Plaza Nashville, TN 37203 (615) 344-9551
Sun City Hospital, Inc.	Florida	59-2822337	One Park Plaza Nashville, TN 37203 (615) 344-9551
Sunrise Mountainview Hospital, Inc.	Nevada	62-1600397	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Brandon, Inc.	Florida	58-1819994	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Florida, Inc.	Florida	95-3947578	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Houston Women’s, Inc.	Texas	72-1563673	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Manatee, Inc.	Florida	75-2364410	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of New Port Richey, Inc.	Florida	75-2243308	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Palms West, LLC	Florida	20-1008436	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Riverside, LLC	California	26-0047096	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Tallahassee Medical Center, Inc.	Florida	62-1091430	One Park Plaza Nashville, TN 37203 (615) 344-9551
TCMC Madison-Portland, Inc.	Tennessee	76-0811731	One Park Plaza Nashville, TN 37203 (615) 344-9551
Terre Haute Hospital GP, Inc.	Delaware	62-1861156	One Park Plaza Nashville, TN 37203 (615) 344-9551
Terre Haute Hospital Holdings, Inc.	Delaware	62-1861158	One Park Plaza Nashville, TN 37203 (615) 344-9551
Terre Haute MOB, L.P.	Indiana	76-0775694	One Park Plaza Nashville, TN 37203 (615) 344-9551
Terre Haute Regional Hospital, L.P.	Delaware	35-1461805	One Park Plaza Nashville, TN 37203 (615) 344-9551
The Regional Health System of Acadiana, LLC	Louisiana	58-1741727	One Park Plaza Nashville, TN 37203 (615) 344-9551
Timpanogos Regional Medical Services, Inc.	Utah	62-1831495	One Park Plaza Nashville, TN 37203 (615) 344-9551
Trident Medical Center, LLC	Delaware	62-1768106	One Park Plaza Nashville, TN 37203 (615) 344-9551
U.S. Collections, Inc.	Delaware	11-3736607	One Park Plaza Nashville, TN 37203 (615) 344-9551
Utah Medco, LLC	Delaware	62-1769672	One Park Plaza Nashville, TN 37203 (615) 344-9551
VH Holdco, Inc.	Nevada	62-1749073	One Park Plaza Nashville, TN 37203 (615) 344-9551
VH Holdings, Inc.	Nevada	62-1720399	One Park Plaza Nashville, TN 37203 (615) 344-9551
Virginia Psychiatric Company, Inc.	Virginia	62-1410313	One Park Plaza Nashville, TN 37203 (615) 344-9551
Vision Consulting Group, LLC	Delaware	27-1137639	One Park Plaza Nashville, TN 37203 (615) 344-9551
Vision Holdings, LLC	Tennessee	80-0780794	One Park Plaza Nashville, TN 37203 (615) 344-9551
W & C Hospital, Inc.	Texas	61-1259838	One Park Plaza Nashville, TN 37203 (615) 344-9551

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Walterboro Community Hospital, Inc.	South Carolina	57-0712623	One Park Plaza Nashville, TN 37203 (615) 344-9551
Wesley Medical Center, LLC	Delaware	62-1762545	One Park Plaza Nashville, TN 37203 (615) 344-9551
West Florida — MHT, LLC	Florida	36-4764806	One Park Plaza Nashville, TN 37203 (615) 344-9551
West Florida — PPH, LLC	Florida	80-0935610	One Park Plaza Nashville, TN 37203 (615) 344-9551
West Florida — TCH, LLC	Florida	80-0935908	One Park Plaza Nashville, TN 37203 (615) 344-9551
West Florida Regional Medical Center, Inc.	Florida	59-1525468	One Park Plaza Nashville, TN 37203 (615) 344-9551
West Valley Medical Center, Inc.	Idaho	36-3525049	One Park Plaza Nashville, TN 37203 (615) 344-9551
Western Plains Capital, Inc.	Nevada	62-1727347	One Park Plaza Nashville, TN 37203 (615) 344-9551
WCP Properties, LLC	Tennessee	90-1018963	One Park Plaza Nashville, TN 37203 (615) 344-9551
WHMC, Inc.	Texas	61-1261485	One Park Plaza Nashville, TN 37203 (615) 344-9551
Woman’s Hospital of Texas, Incorporated	Texas	74-1991424	One Park Plaza Nashville, TN 37203 (615) 344-9551

Prospectus

HCA Holdings, Inc.

HCA Inc.

Common Stock

Preferred Stock

Debt Securities

HCA Holdings, Inc. and/or one or more selling stockholders may offer and sell shares of our common stock from time to time in amounts, at prices and on terms that will be determined at the time of any such offering.

HCA Holdings, Inc. may, from time to time, offer to sell preferred stock in amounts, at prices and on terms that will be determined at the time of any such offering.

HCA Holdings, Inc. may, from time to time, offer to sell debt securities, which may or may not be guaranteed by one or more of the subsidiaries identified in this prospectus.

HCA Inc. may, from time to time, offer to sell debt securities, which would be guaranteed by HCA Holdings, Inc. and may or may not be guaranteed by one or more of the subsidiaries identified in this prospectus.

This prospectus describes some of the general terms that may apply to these securities. We will provide the specific terms of these securities, including their offering prices, in prospectus supplements to this prospectus. The prospectus supplements may also add, update or change information contained in this prospectus. You should carefully read both this prospectus and any prospectus supplement before you invest.

HCA Holdings, Inc. common stock is listed on the New York Stock Exchange under the symbol “HCA.” On January 12, 2015, the reported last sale price on the New York Stock Exchange for our common stock was $72.20 per share.

These securities may be offered and sold to or through one or more underwriters, dealers and agents or directly to purchasers or through a combination of these methods, on a continuous or delayed basis. You can find additional information about our plan of distribution for the securities under the heading “Plan of Distribution” beginning on page 28 of this prospectus. We will also describe the plan of distribution for any particular offering of these securities in the prospectus supplement. This prospectus may not be used to sell our securities unless it is accompanied by a prospectus supplement.

Investing in our securities involves risks. You should consider the risk factors described in any accompanying prospectus supplement or any documents we incorporate by reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus is dated January 13, 2015

You should rely only on the information contained or incorporated by reference in this prospectus, in any accompanying prospectus supplement or in any free writing prospectus filed by us with the Securities and Exchange Commission (the “SEC”). We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. You should not assume that the information contained or incorporated by reference in this prospectus and any prospectus supplement or in any such free writing prospectus is accurate as of any date other than the respective dates thereof. Our business, financial condition, results of operations and prospects may have changed since those dates.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), utilizing a “shelf” registration process. Under this shelf registration process, we and/or one or more selling stockholders may, from time to time, sell in one or more offerings any of our securities described in this prospectus.

This prospectus provides you with a general description of the securities that we may offer. Each time we sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering, including the specific amounts, prices and terms of the securities offered. The prospectus supplement may also add, update or change information contained in this prospectus.

You should carefully read both this prospectus and any prospectus supplement, together with additional information described under the heading “Where You Can Find More Information” and “Incorporation By Reference.”

As used herein, unless otherwise stated or indicated by context, references to (i) “HCA Holdings, Inc.” refer to HCA Holdings, Inc., parent of HCA Inc., and its affiliates and (ii) the “Company,” “HCA,” “we,” “our” or “us” refer to HCA Inc. and its affiliates prior to the Corporate Reorganization (as defined herein) and to HCA Holdings, Inc. and its affiliates upon the consummation of the Corporate Reorganization. The term “affiliates” means direct and indirect subsidiaries and partnerships and joint ventures in which such subsidiaries are partners. The terms “facilities” or “hospitals” refer to entities owned and operated by affiliates of HCA and the term “employees” refers to employees of affiliates of HCA. With respect to debt securities, the term “issuer” means either HCA Holdings, Inc. or HCA Inc. depending on which registrant is offering the debt securities. The term “issuers” is a collective reference to HCA Holdings, Inc. and HCA Inc.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. The public may read and copy any materials filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Also, the SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

We also make available, free of charge, on or through our Internet web site (http://www.hcahealthcare.com) our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements on Schedule 14A and, if applicable amendments to those reports filed or furnished pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Please note, however, that we have not incorporated any other information by reference from our Internet web site, other than the documents listed under the heading “Incorporation by Reference.”

We have filed with the SEC a registration statement on Form S-3 relating to the securities covered by this prospectus. This prospectus is a part of the registration statement and does not contain all the information in the registration statement. Whenever a reference is made in this prospectus to a contract or other document of ours, the reference is only a summary and you should refer to the exhibits that are a part of the registration statement for a copy of the contract or other document. You may review a copy of the registration statement and the documents incorporated by reference herein at the SEC’s Public Reference Room in Washington, D.C., as well as through the SEC’s Internet web site referenced above.

INCORPORATION BY REFERENCE

The SEC allows us to incorporate by reference information into this prospectus. This means that we can disclose important information to you by referring you to another document. Any information referred to in this way is considered part of this prospectus from the date we file that document. Any reports filed by us with the SEC after the date of this prospectus and before the date that the offering of the securities by means of this prospectus is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

This prospectus incorporates by reference the documents listed below that HCA Holdings, Inc. has previously filed with the SEC. These documents contain important information about us. Any information referred to in this way is considered part of this prospectus from the date HCA Holdings, Inc. filed that document.

We incorporate by reference the documents listed below:

•	HCA Holdings, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013 (SEC File No. 001-11239);

•	HCA Holdings, Inc.’s Quarterly Report on Form 10-Q for the period ended March 31, 2014 (SEC File No. 001-11239);

•	HCA Holdings, Inc.’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 (SEC File No. 001-11239);

•	HCA Holdings, Inc.’s Quarterly Report on Form 10-Q for the period ended September 30, 2014 (SEC File No. 001-11239);

•

HCA Holdings, Inc.’s Current Reports on Form 8-K, filed on February 6, 2014, February 28, 2014, March 4, 2014, March 5, 2014, March 11, 2014, March 21, 2014, April 4, 2014, April 25, 2014, May 20, 2014, May 23, 2014, June 26, 2014, October 8, 2014, October 10, 2014, October 17, 2014, October 28, 2014, October 31, 2014 and December 8, 2014 (other than information furnished pursuant to Item 2.02 or Item 7.01 of any Current Report on Form 8-K, unless expressly stated otherwise therein); and

•

All documents filed by HCA Holdings, Inc. under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this prospectus supplement and before the termination of the offering to which this prospectus relates (other than information furnished pursuant to Item 2.02 or Item 7.01 of any Current Report on Form 8-K, unless expressly stated otherwise therein).

In reviewing any agreements incorporated by reference, please remember that they are included to provide you with information regarding the terms of such agreements and are not intended to provide any other factual or disclosure information about HCA Inc. or HCA Holdings, Inc. The agreements may contain representations and warranties by HCA Inc. or HCA Holdings, Inc. which should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate. The representations and warranties were made only as of the date of the relevant agreement or such other date or dates as may be specified in such agreement and are subject to more recent developments. Accordingly, these representations and warranties alone may not describe the actual state of affairs as of the date they were made or at any other time.

We will provide without charge to each person to whom this prospectus is delivered, upon his or her written or oral request, a copy of any or all documents referred to above which have been or may be incorporated by reference into this prospectus, excluding exhibits to those documents unless they are specifically incorporated by reference into those documents. You may request copies of those documents, at no cost, by writing or calling us at the following address or telephone number:

Corporate Secretary

HCA Holdings, Inc.

One Park Plaza

Nashville, Tennessee 37203

(615) 344-9551

FORWARD-LOOKING AND CAUTIONARY STATEMENTS

Some of the information included or incorporated by reference in this prospectus and the applicable prospectus supplement contain and incorporate by reference “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include statements regarding estimated electronic health record (“EHR”) incentive income and related EHR operating expenses, expected capital expenditures, expected net claim payments and all other statements that do not relate solely to historical or current facts, and can be identified by the use of words like “may,” “believe,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “initiative” or “continue.” These forward-looking statements are based on our current plans and expectations and are subject to a number of known and unknown uncertainties and risks, many of which are beyond our control, which could significantly affect current plans and expectations and our future financial position and results of operations. These factors include, but are not limited to, (1) the impact of our substantial indebtedness and the ability to refinance such indebtedness on acceptable terms, (2) the effects related to the implementation of the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act (collectively, the “Health Reform Law”), possible delays in or complications related to implementation of the Health Reform Law, court challenges, the possible enactment of additional federal or state health care reforms and possible changes to the Health Reform Law and other federal, state or local laws or regulations affecting the health care industry, (3) the effects related to the continued implementation of the sequestration spending reductions required under the Budget Control Act of 2011, and related legislation extending these reductions, and the potential for future deficit reduction legislation that may alter these spending reductions, which include cuts to Medicare payments, or create additional spending reductions, (4) increases in the amount and risk of collectability of uninsured accounts and deductibles and copayment amounts for insured accounts, (5) the ability to achieve operating and financial targets, and attain expected levels of patient volumes and control the costs of providing services, (6) possible changes in the Medicare, Medicaid and other state programs, including Medicaid upper payment limit programs or waiver programs, that may impact reimbursements to health care providers and insurers, (7) the highly competitive nature of the health care business, (8) changes in service mix, revenue mix and surgical volumes, including potential declines in the population covered under managed care agreements, the ability to enter into and renew managed care provider agreements on acceptable terms and the impact of consumer driven health plans and physician utilization trends and practices, (9) the efforts of insurers, health care providers and others to contain health care costs, (10) the outcome of our continuing efforts to monitor, maintain and comply with appropriate laws, regulations, policies and procedures, (11) increases in wages and the ability to attract and retain qualified management and personnel, including affiliated physicians, nurses and medical and technical support personnel, (12) the availability and terms of capital to fund the expansion of our business and improvements to our existing facilities, (13) changes in accounting practices, (14) changes in general economic conditions nationally and regionally in our markets, (15) the emergence and effects related to infectious diseases, including Ebola, (16) future divestitures which may result in charges and possible impairments of long-lived assets, (17) changes in business strategy or development plans, (18) delays in receiving payments for services provided, (19) the outcome of pending and any future tax audits, appeals and litigation associated with our tax positions, (20) potential adverse impact of known and unknown government investigations, litigation and other claims that may be made against us, (21) our ongoing ability to demonstrate meaningful use of certified EHR technology and recognize income for the related Medicare or Medicaid incentive payments, and (22) other risk factors disclosed under “Risk Factors” and elsewhere in or incorporated by reference in this prospectus and the applicable prospectus supplement. As a consequence, current plans, anticipated actions and future financial position and results of operations may differ from those expressed in any forward-looking statements made by us or on our behalf. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this prospectus and the applicable prospectus supplement, which forward-looking statements reflect management’s views only as of the date of this prospectus. We undertake no obligation to revise or update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

OUR COMPANY

We are the largest non-governmental hospital operator in the U.S. and a leading comprehensive, integrated provider of health care and related services. We provide these services through a network of acute care hospitals, outpatient facilities, clinics and other patient care delivery settings. As of September 30, 2014, we operated a diversified portfolio of 165 hospitals (with approximately 43,200 beds) and 113 freestanding surgery centers across 20 states throughout the U.S. and in England. As a result of our efforts to establish significant market share in large and growing urban markets with attractive demographic and economic profiles, we currently have a substantial market presence in 17 of the top 25 fastest growing markets with populations greater than 500,000 in the U.S. and currently maintain the first or second position, based on inpatient admissions, in many of our key markets. We believe our ability to successfully position and grow our assets in attractive markets and execute our operating plan has contributed to the strength of our financial performance over the last several years. For the nine months ended September 30, 2014, we generated revenues of $27.282 billion, net income attributable to HCA Holdings, Inc. of $1.348 billion and Adjusted EBITDA of $5.472 billion.

Our patient-first strategy is to provide high quality health care services in a cost-efficient manner. We intend to build upon our history of profitable growth by maintaining our dedication to quality care, increasing our presence in key markets through organic expansion and strategic acquisitions and joint ventures, leveraging our scale and infrastructure, and further developing our physician and employee relationships. We believe pursuing these core elements of our strategy helps us develop a faster-growing, more stable and more profitable business and increases our relevance to patients, physicians, payers and employers.

Using our scale, significant resources and over 40 years of operating experience, we have developed a significant management and support infrastructure. Some of the key components of our support infrastructure include a revenue cycle management organization, a health care group purchasing organization (“GPO”), an information technology and services provider, a nurse staffing agency and a medical malpractice insurance underwriter. These shared services have helped us to maximize our cash collection efficiency, achieve savings in purchasing through our scale, more rapidly deploy information technology upgrades, more effectively manage our labor pool and achieve greater stability in malpractice insurance premiums. Collectively, these components have helped us to further enhance our operating effectiveness, cost efficiency and overall financial results. Our Parallon subsidiary group also offers certain of these component services to other health care organizations.

Since the founding of our business in 1968 as a single-facility hospital company, we have demonstrated an ability to consistently innovate and sustain growth during varying economic and regulatory climates. Under the leadership of an experienced senior management team, whose tenure at HCA averages approximately 23 years, we have established an extensive record of providing high quality care, profitably growing our business, making and integrating strategic acquisitions and efficiently and strategically allocating capital spending.

On November 22, 2010, HCA Inc. reorganized by creating a new holding company structure (the “Corporate Reorganization”), pursuant to which HCA Holdings, Inc. became the parent company of HCA Inc., and HCA Inc. became HCA Holdings, Inc.’s wholly-owned direct subsidiary. As part of the Corporate Reorganization, HCA Inc.’s outstanding shares of capital stock were automatically converted, on a share for share basis, into identical shares of HCA Holdings, Inc.’s common stock, and HCA Holdings, Inc. became a guarantor but did not assume the debt of HCA Inc.’s outstanding secured notes and is not subject to the covenants contained in the indentures governing such secured notes.

RISK FACTORS

Our business is subject to numerous risks, including those that are generally associated with operating in the health care industry. You should carefully consider and evaluate all of the information included and incorporated by reference in this prospectus, including the risk factors incorporated by reference to our Annual Report on

Form 10-K for the year ended December 31, 2013, as well as any risk factors we may describe in any subsequent periodic reports or information we file with the SEC. It is possible that our business, financial condition, liquidity or results of operations could be materially adversely affected by any of these risks.

USE OF PROCEEDS

Except as otherwise set forth in a prospectus supplement, we intend to use the net proceeds from sales of the securities for general corporate purposes, which may include the following: refunding, repurchasing, retiring upon maturity or redeeming existing debt; funding for working capital; capital expenditures; repurchases of our capital stock; and strategic investments and acquisitions. We will not receive any proceeds from sales of securities by selling stockholders.

RATIO OF EARNINGS TO FIXED CHARGES

The following table sets forth our historical ratios of earnings available for fixed charges to fixed charges for the periods indicated. This information should be read in conjunction with the consolidated financial statements and the accompanying notes incorporated by reference in this prospectus.

	Nine Months Ended		Year Ended December 31,
	September 30, 2014	September 30, 2013	2013	2012	2011	2010	2009
Ratio of earnings to fixed charges(1)	2.69	2.37	2.41	2.44	2.59	1.97	1.19

(1)	For purposes of calculating the ratio of earnings to fixed charges, earnings represents earnings before income tax expense, and net income attributable to noncontrolling interests, plus fixed charges; and fixed charges include: (a) interest expense; (b) amortization of capitalized expenses related to debt; and (c) the portion of rental expense which management believes is representative of the interest component of rent expense.

DESCRIPTION OF CAPITAL STOCK

The following is a description of the material terms of our amended and restated certificate of incorporation and amended and restated bylaws as currently in effect. We also refer you to our amended and restated certificate of incorporation and amended and restated bylaws, copies of which are filed as exhibits to the registration statement of which this prospectus forms a part.

Authorized Capital

As of December 31, 2014 our authorized capital stock consisted of 1,800,000,000 shares of common stock, par value $.01 per share, of which 420,477,913 shares were issued and outstanding, and 200,000,000 shares of preferred stock, of which no shares were issued and outstanding. As of December 31, 2014, there were 39 holders of record of our common stock.

Common Stock

Voting Rights.    Under the terms of the Amended and Restated Certificate of Incorporation, each holder of common stock is entitled to one vote for each share on all matters submitted to a vote of the stockholders, including the election of directors. Our stockholders do not have cumulative voting rights. Because of this, the holders of a majority of the shares of common stock entitled to vote and present in person or by proxy at any annual meeting of stockholders are able to elect all of the directors standing for election, if they should so choose.

Dividends.    Subject to preferences that may be applicable to any then outstanding preferred stock, holders of common stock are entitled to receive ratably those dividends, if any, as may be declared from time to time by the Board of Directors out of legally available assets or funds.

Liquidation.    In the event of our liquidation, dissolution, or winding up, holders of common stock are entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any outstanding shares of preferred stock.

Rights and Preferences.    Holders of common stock have no preemptive or conversion rights, and there are no redemption or sinking fund provisions applicable to the common stock. The rights, preferences, and privileges of the holders of common stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock, which we may designate in the future.

Preferred Stock

The Amended and Restated Certificate of Incorporation authorizes our Board of Directors, without further action by the stockholders, to issue up to 200,000,000 shares of preferred stock, par value $.01 per share, in one or more classes or series, to establish from time to time the number of shares to be included in each such class or series, to fix the rights, powers and preferences of the shares of each such class or series and any qualifications, limitations, or restrictions thereon.

Board of Directors

The Amended and Restated Certificate of Incorporation provides for a Board of Directors of not less than three members, the exact number to be determined from time to time by resolution adopted by the affirmative vote of a majority of the total number of directors then in office. The Amended and Restated Certificate of Incorporation provides that directors will be elected to hold office for a term expiring at the next annual meeting of stockholders and until a successor is duly elected and qualified or until his or her earlier death, resignation, disqualification or removal. Newly created directorships and vacancies may be filled, so long as there is at least one remaining director, only by the Board of Directors.

Amendment to Bylaws

The Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the Board of Directors is expressly authorized to make, alter, amend, change, add to or repeal the Bylaws of the Company by the affirmative vote of a majority of the total number of directors then in office. Any amendment, alteration, change, addition or repeal of the Bylaws of the Company by the stockholders of the Company shall require the affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding shares of the Company, voting together as a class, entitled to vote on such amendment, alteration, change, addition or repeal.

Special Meetings of Stockholders

The Amended and Restated Certificate of Incorporation provides that special meetings of stockholders of the Company may be called only by either the Board of Directors, pursuant to a resolution adopted by the affirmative vote of the majority of the total number of directors then in office, or by the Chairman of the Board or the Chief Executive Officer of the Company.

Action on Written Consent

Pursuant to the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, any action required or permitted to be taken at an annual or special meeting of stockholders of the Company may be taken only upon the vote of the stockholders at an annual or special meeting duly called and may not be taken by written consent of the stockholders.

Corporate Opportunities

The Amended and Restated Certificate of Incorporation provides that we renounce any interest or expectancy of the Company in the business opportunities of certain of our current and prior investors and of their officers, directors, agents, shareholders, members, partners, affiliates and subsidiaries and each such party shall not have any obligation to offer us those opportunities unless presented to a director or officer of the Company in his or her capacity as a director or officer of the Company.

Amendment to Amended and Restated Certificate of Incorporation

The Amended and Restated Certificate of Incorporation provides that the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all outstanding shares of the Company entitled to vote generally in the election of directors, voting together in a single class, is required to adopt any provision inconsistent with, to amend or repeal any provision of, or to adopt a bylaw inconsistent with certain specified provisions of the Amended and Restated Certificate of Incorporation.

Advance Notice Requirements for Stockholder Proposals and Director Nominations

Our Amended and Restated Bylaws provide that stockholders seeking to nominate candidates for election as directors or to bring business before an annual or special meeting of stockholders must provide timely notice of their proposal in writing to the secretary of the Company. Generally, to be timely, a stockholder’s notice must be delivered to, mailed or received at our principal executive offices, addressed to the secretary of the Company, and within the following time periods:

•

in the case of an annual meeting, no earlier than 120 days and no later than 90 days prior to the first anniversary of the date of the preceding year’s annual meeting; provided, however, that if (A) the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or (B) no annual meeting was held during the preceding year, to be timely the stockholder notice must be received no earlier than 120 days before such annual meeting and no later than the later of 90 days before such annual meeting or the tenth day after the day on which public disclosure of the date of such meeting is first made; and

•

in the case of a nomination of a person or persons for election to the Board of Directors at a special meeting of the stockholders called for the purpose of electing directors, no earlier than 120 days before such special meeting and no later than the later of 90 days before such annual or special meeting or the tenth day after the day on which public disclosure of the date of such meeting is first made.

In no event shall an adjournment, postponement or deferral, or public disclosure of an adjournment, postponement or deferral, of a meeting of the stockholders commence a new time period (or extend any time period) for the giving of the stockholder notice.

Authorized but Unissued Capital Stock

Delaware law does not require stockholder approval for any issuance of authorized shares. However, the listing requirements of the New York Stock Exchange, which would apply as long as our common stock is listed on the New York Stock Exchange, require stockholder approval of certain issuances equal to or exceeding 20%

of the then outstanding voting power or then outstanding number of shares of common stock. These additional shares may be used for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions.

One of the effects of the existence of unissued and unreserved common stock or preferred stock may be to enable our Board of Directors to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of our company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of our management and possibly deprive the stockholder of opportunities to sell their shares of common stock at prices higher than prevailing market prices.

Limitation on Directors’ Liability and Indemnification

Section 145(a) of the General Corporation Law of the State of Delaware (the “DGCL”) grants each corporation organized thereunder the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL grants each corporation organized thereunder the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made pursuant to Section 145(b) of the DGCL in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 145(a) and (b) of the DGCL, as described in the preceding paragraphs, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the DGCL. We maintain a directors’ and officers’ insurance policy that insures our directors and officers against liabilities incurred in their capacity as such for which they are not otherwise indemnified, subject to certain exclusions.

Section 102(b)(7) of the DGCL enables a corporation in its certificate of incorporation, or an amendment thereto, to eliminate or limit the personal liability of a director to the corporation or its stockholders of monetary damages for violations of the directors’ fiduciary duty of care as a director, except (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

Our Amended and Restated Certificate of Incorporation indemnifies the directors and officers to the full extent of the DGCL and also allows the Board of Directors to indemnify all other employees. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates, heirs, executors and administrators of such persons.

We maintain a directors’ and officers’ insurance policy. The policy insures directors and officers against unindemnified losses arising from certain wrongful acts in their capacities as directors and officers and reimburses us for those losses for which we have lawfully indemnified the directors and officers. The policy contains various exclusions that are normal and customary for policies of this type.

Our employment agreements with certain of our officers provide indemnification for adverse tax consequences they may suffer pursuant to their employment agreements

We have entered into an indemnification priority and information sharing agreement with certain of our current and prior investors and certain of their affiliated funds to clarify the priority of advancement and indemnification obligations among us and any of our directors appointed by such investors and other related matters.

The foregoing summaries are subject to the complete text of our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and the DGCL and are qualified in their entirety by reference thereto.

We believe that our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws and insurance are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and other stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers as required or allowed by these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions or any other provisions described in this prospectus, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Delaware Anti-Takeover Statutes

Certain Delaware law provisions may make it more difficult for someone to acquire us through a tender offer, proxy contest or otherwise.

Section 203 of the DGCL, provides that, subject to certain stated exceptions, an “interested stockholder” is any person (other than the corporation and any direct or indirect majority-owned subsidiary) who owns 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date of determination, and the affiliates and associates of such person. A corporation may not engage in a business combination with any interested stockholder for a period of three years following the time that such stockholder became an interested stockholder unless:

•	prior to such time the board of directors of the corporation approved either the business combination or transaction which resulted in the stockholder becoming an interested stockholder;

•

upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by persons who are directors and also officers and employee stock plans in which participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•

at or subsequent to such time, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

The effect of these provisions may make a change in control of our business more difficult by delaying, deferring or preventing a tender offer or other takeover attempt that a stockholder might consider in its best interest. This includes attempts that might result in the payment of a premium to stockholders over the market price for their shares. These provisions also may promote the continuity of our management by making it more difficult for a person to remove or change the incumbent members of the board of directors.

Transfer Agent and Registrar

Wells Fargo Shareowner Services is the transfer agent and registrar for our common stock.

Listing

Our common stock is listed on the New York Stock Exchange under the symbol “HCA.”

DESCRIPTION OF DEBT SECURITIES AND GUARANTEES

Please note that in this section entitled “Description of Debt Securities and Guarantees,” references to HCA Holdings, Inc. refer only to HCA Holdings, Inc. and not to any of its subsidiaries. References to HCA Inc. refer only to HCA Inc. and not to any of its subsidiaries. The term “issuer” means either HCA Holdings, Inc. or HCA Inc., depending on which registrant is offering the debt securities and the term “issuers” is a collective reference to HCA Holdings, Inc. and HCA Inc.

HCA Holdings, Inc. may issue debt securities. The debt securities will be HCA Holdings, Inc.’s unsubordinated and, unless otherwise expressly stated in the applicable prospectus supplement, unsecured obligations and may be issued in one or more series. HCA Inc. may also issue debt securities. The debt securities will be HCA Inc.’s unsubordinated and, unless otherwise expressly stated in the applicable prospectus supplement, unsecured obligations and may be issued in one or more series. The debt securities of any series of the applicable issuer may have the benefit of guarantees (each, a “Guarantee”), by one or more of its subsidiaries (each, a “Guarantor”). In the case of HCA Inc., the debt securities will be guaranteed by HCA Holdings, Inc., its direct parent. The Guarantees will be the unsubordinated and, unless otherwise expressly stated in the applicable prospectus supplement, unsecured obligations of the respective Guarantors. If so indicated in the applicable prospectus supplement, the issuers may issue debt securities that are secured by specified collateral or that have the benefit of one or more Guarantees that are secured by specified collateral. Unless otherwise expressly stated or the context otherwise requires, as used in this section, the term “guaranteed debt securities” means any debt securities that, as described in the prospectus supplement relating thereto, are guaranteed by one or more

Guarantors pursuant to the applicable indenture (as defined below); the term “secured debt securities” means any debt securities that, as described in the prospectus supplement relating thereto, are secured by collateral; the term “unsecured debt securities” means any debt securities that are not secured debt securities; and the term “debt securities” includes both unsecured debt securities and secured debt securities and both guaranteed and unguaranteed debt securities.

The debt securities issued by HCA Holdings, Inc. will be issued under one or more indentures, each to be entered into by HCA Holdings, Inc., one or more Guarantors, a trustee, registrar, paying agent and transfer agent and/or a collateral agent, as applicable. The debt securities issued by HCA Inc. will be issued under one or more indentures, each to be entered into by HCA Inc., HCA Holdings, Inc., one or more Guarantors, a trustee, registrar, paying agent and transfer agent and/or a collateral agent, as applicable. The trustee registrar, paying agent, transfer agent, collateral agent, calculation agent and/or foreign currency agent (collectively, the “agents”), as applicable, shall be named in the applicable prospectus supplement. Unless otherwise expressly stated in the applicable prospectus supplement, the issuers may issue both secured and unsecured debt securities under their respective indentures. Unless otherwise expressly stated or the context otherwise requires, references in this section to the “indenture” and the “trustee” refer to the applicable indenture pursuant to which any particular series of debt securities is issued and to the trustee under that indenture. The terms of any series of debt securities and, if applicable, any Guarantees of the debt securities of such series will be those specified in or pursuant to the applicable indenture and in the certificates evidencing that series of debt securities and those made part of the indenture by the Trust Indenture Act of 1939, as amended, or the “Trust Indenture Act of 1939.”

The following summary of selected provisions of the indentures, the debt securities and the Guarantees is not complete, and the summary of selected terms of a particular series of debt securities and, if applicable, the Guarantees of the debt securities of that series included in the applicable prospectus supplement also will not be complete. You should review the form of applicable indenture, the form of any applicable supplemental indenture and the form of certificate evidencing the applicable debt securities, which forms have been or will be filed as exhibits to the registration statement of which this prospectus is a part or as exhibits to documents which have been or will be incorporated by reference in this prospectus. To obtain a copy of the form of indenture, the form of any such supplemental indenture or the form of certificate for any debt securities, see “Where You Can Find More Information” in this prospectus. The following summary and the summary in the applicable prospectus supplement are qualified in their entirety by reference to all of the provisions of the applicable indenture, any supplemental indenture and the certificates evidencing the applicable debt securities, which provisions, including defined terms, are incorporated by reference in this prospectus. Capitalized terms used in this section and not defined have the meanings assigned to those terms in the indenture.

The following description of debt securities describes general terms and provisions of a series of debt securities and, if applicable, the Guarantees of the debt securities of that series to which any prospectus supplement may relate. The debt securities may be issued from time to time in one or more series. The particular terms of each series that is offered by a prospectus supplement, including the issuer of the debt securities, will be described in the applicable prospectus supplement. If any particular terms of the debt securities or, if applicable, any Guarantees of the debt securities of that series or the applicable indenture described in a prospectus supplement differ from any of the terms described in this prospectus, the terms described in the applicable prospectus supplement will supersede the terms described in this prospectus.

General

The indentures provide that the debt securities may be issued without limit as to aggregate principal amount, in one or more series, and in any currency or currency units, in each case as established from time to time in or under the authority granted by a resolution of the applicable Board of Directors or as established in one or more supplemental indentures. All debt securities of one series need not be issued at the same time, and may vary as to interest rate, maturity and other provisions and, unless otherwise provided, a series may be “reopened,” without the consent of the holders of the debt securities of that series, for issuance of additional debt securities of that series ranking equally with debt securities of that series and otherwise similar in all respects except for issue date and issue price. Please read the applicable prospectus supplement relating to the series of debt securities being offered for specific terms including, where applicable:

•	the title of the series of debt securities;

•	any limit on the aggregate principal amount of debt securities of the series;

•	the price or prices at which debt securities of the series will be issued;

•	the person to whom any interest on a debt security of the series shall be payable, if other than the person in whose name that debt security is registered on the applicable record date;

•	the date or dates on which the applicable issuer will pay the principal of and premium, if any, on debt securities of the series, or the method or methods, if any, used to determine those dates;

•	the rate or rates, which may be fixed or variable, at which debt securities of the series will bear interest, if any, or the method or methods, if any, used to determine those rates;

•	the basis used to calculate interest, if any, on the debt securities of the series if other than a 360-day year of twelve 30-day months;

•	the date or dates, if any, from which interest on the debt securities of the series will begin to accrue, or the method or methods, if any, used to determine those dates;

•	the dates on which the interest, if any, on the debt securities of the series will be payable and the record dates for the payment of interest;

•

the place or places where amounts due on the debt securities of the series will be payable and where the debt securities of the series may be surrendered for registration of transfer and exchange, if other than the corporate trust office of the applicable trustee;

•	the terms and conditions, if any, upon which the applicable issuer may, at its option, redeem debt securities of the series;

•	the terms and conditions, if any, upon which the applicable issuer will repurchase or repay debt securities of the series at the option of the holders of debt securities of the series;

•	the terms of any sinking fund or analogous provision;

•

if other than U.S. dollars, the currency in which the purchase price for the debt securities of the series will be payable, the currency in which payments on the debt securities of the series will be payable, and the ability, if any, of the applicable issuer or the holders of debt securities of the series to have payments made in any other currency or currencies;

•	any addition to, or modification or deletion of, any covenant or Event of Default with respect to debt securities of the series;

•

whether any debt securities of the series will be issued in temporary or permanent global form (“global debt securities”) and, if so, the identity of the depositary for the global debt securities if other than The Depository Trust Company (“DTC”);

•

if and under what circumstances the applicable issuer will pay additional amounts (“Additional Amounts”) on the debt securities of the series in respect of specified taxes, assessments or other governmental charges and, if so, whether the applicable issuer will have the option to redeem the debt securities of the series rather than pay the Additional Amounts;

•	the extent to which, or the manner in which, any interest payable on a temporary global debt security will be paid, if other than in the manner provided in the indenture;

•	the portion of the principal amount of the debt securities of the series which will be payable upon acceleration if other than the full principal amount;

•	the authorized denominations in which the debt securities of the series will be issued, if other than denominations of $2,000 and any integral multiples of $1,000;

•	the terms, if any, upon which debt securities of the series may be exchangeable for other property;

•	if the amount of payments on the debt securities of the series may be determined with reference to an index, formula or other method or methods and the method used to determine those amounts;

•	whether the debt securities of the series will be guaranteed by any Guarantors and, if so, the names of the Guarantors of the debt securities of the series and a description of the Guarantees;

•

if the debt securities of the series or, if applicable, any Guarantees of those debt securities will be secured by any collateral and, if so, a general description of the collateral and of some of the terms of any related security, pledge or other agreements;

•	any listing of the debt securities on any securities exchange;

•

any other terms of the debt securities of the series and, if applicable, any Guarantees of the debt securities (whether or not such other terms are consistent or inconsistent with any other terms of the indenture); and

•	the appointment of any agents, if other than the applicable trustee.

As used in this prospectus and any prospectus supplement relating to the offering of debt securities of any series, references to the principal of and premium, if any, and interest, if any, on the debt securities of the series include the payment of Additional Amounts, if any, required by the debt securities of the series to be paid in that context.

Debt securities may be issued as original issue discount securities to be sold at a substantial discount below their principal amount. In the event of an acceleration of the maturity of any original issue discount security, the amount payable to the holder upon acceleration will be determined in the manner described in the applicable prospectus supplement. Certain U.S. federal income tax considerations applicable to original issue discount securities will be described in the applicable prospectus supplement.

If the purchase price of any debt securities is payable in a foreign currency or if the principal of, or premium, if any, or interest, if any, on any debt securities is payable in a foreign currency, the specific terms of those debt securities and the applicable foreign currency will be specified in the prospectus supplement relating to those debt securities.

The terms of the debt securities of any series may differ from the terms of the debt securities of any other series, and the terms of particular debt securities within any series may differ from each other. Unless otherwise expressly provided in the prospectus supplement relating to any series of debt securities, the applicable issuer may, without the consent of the holders of the debt securities of any series, reopen an existing series of debt securities and issue additional debt securities of that series.

Unless otherwise described in a prospectus supplement relating to any series of debt securities and except to the limited extent set forth below under “— Merger, Consolidation and Sale of Assets,” the indentures do not contain any provisions that would limit the issuers’ ability or the ability of any of the respective issuer’s subsidiaries to incur indebtedness or other liabilities or that would afford holders of debt securities protection in the event of a business combination, takeover, recapitalization or highly leveraged or similar transaction involving the applicable issuer. Accordingly, an issuer and its subsidiaries may in the future enter into transactions that could increase the amount of its consolidated indebtedness and other liabilities or otherwise adversely affect its capital structure or credit rating without the consent of the holders of the debt securities of any series.

Registration, Transfer and Payment

Unless otherwise indicated in the applicable prospectus supplement, each series of debt securities will be issued in registered form only, without coupons.

Unless otherwise indicated in the applicable prospectus supplement, registered debt securities will be issued in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

Unless otherwise indicated in the applicable prospectus supplement, the debt securities will be payable and may be surrendered for registration of transfer or exchange and, if applicable, for conversion into or exchange for other securities or property, at an office or agency maintained by HCA Holdings, Inc. or HCA Inc., as applicable, in the United States of America. However, the applicable issuer, at its option, may make payments of interest on any registered debt security by check mailed to the address of the person entitled to receive that payment or by wire transfer to an account maintained by the payee with a bank located in the United States of America. Unless otherwise indicated in the applicable prospectus supplement, no service charge shall be made for any registration of transfer or exchange, redemption or repayment of debt securities, or for any conversion or exchange of debt securities for other securities or property, but the applicable issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with that transaction.

Unless otherwise indicated in the applicable prospectus supplement, the issuer will not be required to:

•

issue, register the transfer of or exchange debt securities of any series during a period beginning at the opening of business 15 days before any selection of debt securities of that series of like tenor and terms to be redeemed and ending at the close of business on the day of that selection;

•

register the transfer of or exchange any registered debt security, or portion of any registered debt security, selected for redemption, except the unredeemed portion of any registered debt security being redeemed in part; or

•	issue, register the transfer of or exchange a debt security which has been surrendered for repayment at the option of the holder, except the portion, if any, of the debt security not to be repaid.

Ranking of Debt Securities

The unsecured debt securities of each series of each issuer will be unsecured, unsubordinated obligations of the applicable issuer and will rank on a parity in right of payment with all of such issuer’s other unsecured and unsubordinated indebtedness. The secured debt securities of each series of each issuer will be unsubordinated obligations of the applicable issuer and will rank on a parity in right of payment with all other unsecured and unsubordinated indebtedness of the applicable issuer, except that the secured debt securities of any series will effectively rank senior to unsecured and unsubordinated indebtedness of the applicable issuer in respect of claims against the collateral that is pledged to secure those secured debt securities.

The debt securities will be the exclusive obligations of the applicable issuer. Each issuer is a holding company, and substantially all of its respective consolidated assets are held and substantially all of its respective consolidated revenues are generated by its subsidiaries. Accordingly, the issuers’ cash flow and ability to service its indebtedness, including the debt securities, depend on the results of operations of its respective subsidiaries and upon the ability of its respective subsidiaries to provide cash to the applicable issuer, whether in the form of dividends, loans or otherwise, to pay amounts due on such issuer’s obligations, including the debt securities. The subsidiaries of each issuer are separate and distinct legal entities and have no obligation, contingent or otherwise, to make payments on the debt securities (except, in the case of any subsidiary that has guaranteed any debt securities, its obligations under its Guarantee of those debt securities for so long as that Guarantee remains in effect) or to make any funds available to the applicable issuer. Certain debt and security agreements entered into by certain of the issuers’ subsidiaries contain various restrictions, including restrictions on payments and loans by subsidiaries to the applicable issuer and the transfer by the subsidiaries to the applicable issuer of assets pledged as collateral under such agreements. In addition, dividends, loans or other distributions from subsidiaries to the applicable issuer may be subject to additional contractual and other restrictions, are dependent upon the results of operations of such subsidiaries and are subject to other business considerations.

The unsecured debt securities of the applicable issuer will be effectively subordinated to all of the existing and future secured indebtedness of such issuer to the extent of the value of the collateral securing that indebtedness. Consequently, in the event of a bankruptcy, liquidation, dissolution, reorganization or similar proceeding with respect to the applicable issuer, the holders of such issuer’s secured indebtedness will be entitled to proceed directly against the collateral that secures that secured indebtedness, and such collateral will not be available for satisfaction of any amounts owed by the applicable issuer under its unsecured indebtedness, including the unsecured debt securities, until that secured indebtedness is satisfied in full. Unless otherwise provided in the applicable prospectus supplement, the indentures will not limit the issuers’ ability to incur secured indebtedness.

The unsecured debt securities of the issuers (other than any unsecured debt securities that have been guaranteed by any of such issuer’s subsidiaries for so long as the Guarantees of those debt securities remain in effect) will be effectively subordinated to all existing and future liabilities and preferred equity of the applicable issuer’s subsidiaries. These liabilities may include indebtedness, trade payables, other guarantees, lease obligations, swaps and letter of credit obligations. Therefore, the issuers’ rights and the rights of the issuers’ creditors, including the holders of unsecured debt securities, to participate in the assets of any subsidiary upon that subsidiary’s bankruptcy, liquidation, dissolution, reorganization or similar circumstances will be subject (except in the case of any subsidiary that has guaranteed any unsecured debt securities for so long as its Guarantee of those debt securities remains in effect) to the prior claims of the subsidiary’s creditors, except to the extent that an issuer may itself be a creditor with recognized claims against the subsidiary. However, even if an issuer is a creditor of one or more of its subsidiaries, its claims would still be effectively subordinate to any security interest in, or mortgages or other liens on, the assets of the subsidiary and would be subordinate to any indebtedness of the subsidiary senior to that held by the applicable issuer. Unless otherwise provided in the applicable prospectus supplement, the indentures will not limit the ability of any of the respective issuer’s subsidiaries to incur additional secured or unsecured indebtedness, guarantees or other liabilities.

Guarantees

The debt securities of any series of each issuer may be guaranteed by one or more of its subsidiaries and, in the case of HCA Inc., the debt securities will be guaranteed by HCA Holdings, Inc. The Guarantors of any series of guaranteed debt securities of each issuer may differ from the Guarantors of any other series of guaranteed debt securities of each issuer. In the event HCA Holdings, Inc. or HCA Inc., as applicable, issues a series of guaranteed debt securities, the specific Guarantors of the debt securities of that series will be identified in the applicable prospectus supplement.

If HCA Holdings, Inc. or HCA Inc., as applicable, issues a series of guaranteed debt securities, a description of some of the terms of Guarantees of those debt securities will be set forth in the applicable prospectus supplement. Unless otherwise provided in the prospectus supplement relating to a series of guaranteed debt securities, each Guarantor of the debt securities of such series will unconditionally guarantee the due and punctual payment of the principal of, and premium, if any, and interest, if any, on and any other amounts payable with respect to, each debt security of such series and the due and punctual performance of all of the applicable issuer’s other obligations under the applicable indenture with respect to the debt securities of such series, all in accordance with the terms of such debt securities and the applicable indenture.

Notwithstanding the foregoing, unless otherwise provided in the prospectus supplement relating to a series of guaranteed debt securities, the applicable indenture will contain provisions to the effect that the obligations of each Guarantor under its Guarantees and such indenture shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor, result in the obligations of such

Guarantor under such Guarantees and such indenture not constituting a fraudulent conveyance or fraudulent transfer under applicable law. However, there can be no assurance that, notwithstanding such limitation, a court would not determine that a Guarantee constituted a fraudulent conveyance or fraudulent transfer under applicable law. If that were to occur, the court could void the applicable Guarantor’s obligations under that Guarantee, subordinate that Guarantee to other debt and other liabilities of that Guarantor or take other action detrimental to holders of the debt securities of the applicable series, including directing the holders to return any payments received from the applicable Guarantor.

The applicable prospectus supplement relating to any series of guaranteed debt securities will specify other terms of the applicable Guarantees, which may include provisions that allow a Guarantor to be released from its obligations under its Guarantee under specified circumstances or that provide for one or more Guarantees to be secured by specified collateral.

Unless otherwise expressly stated in the applicable prospectus supplement, each Guarantee will be the unsubordinated and unsecured obligation of the applicable Guarantor and will rank on a parity in right of payment with all other unsecured and unsubordinated indebtedness and guarantees of such Guarantor. Each Guarantee (other than a secured Guarantee) will be effectively subordinated to all existing and future secured indebtedness and secured guarantees of the applicable Guarantor to the extent of the value of the collateral securing that indebtedness and those guarantees. Consequently, in the event of a bankruptcy, liquidation, dissolution, reorganization or similar proceeding with respect to any Guarantor that has provided an unsecured Guarantee of any debt securities, the holders of that Guarantor’s secured indebtedness and secured guarantees will be entitled to proceed directly against the collateral that secures that secured indebtedness or those secured guarantees, as the case may be, and such collateral will not be available for satisfaction of any amount owed by such Guarantor under its unsecured indebtedness and unsecured guarantees, including its unsecured Guarantees of any debt securities, until that secured debt and those secured guarantees are satisfied in full. Unless otherwise provided in the applicable prospectus supplement, the indentures will not limit the ability of any Guarantor to incur secured indebtedness or issue secured guarantees.

Unless otherwise expressly stated in the applicable prospectus supplement, each secured Guarantee will be an unsubordinated obligation of the applicable Guarantor and will rank on a parity in right of payment with all other unsecured and unsubordinated indebtedness and guarantees of such Guarantor, except that such secured Guarantee will effectively rank senior to such Guarantor’s unsecured and unsubordinated indebtedness and guarantees in respect of claims against the collateral securing that secured Guarantee.

Book-entry Debt Securities

The debt securities of a series may be issued in whole or in part in the form of one or more global debt securities. Global debt securities will be deposited with, or on behalf of, a depositary which, unless otherwise specified in the applicable prospectus supplement relating to the series, will be DTC. Global debt securities may be issued in either temporary or permanent form. Unless and until it is exchanged in whole or in part for individual certificates evidencing debt securities, a global debt security may not be transferred except as a whole by the depositary to its nominee or by the nominee to the depositary, or by the depositary or its nominee to a successor depositary or to a nominee of the successor depositary.

HCA Holdings, Inc. and HCA Inc. anticipate that global debt securities will be deposited with, or on behalf of, DTC and that global debt securities will be registered in the name of DTC’s nominee, Cede & Co. All interests in global debt securities deposited with, or on behalf of, DTC will be subject to the operations and procedures of DTC and, in the case of any interests in global debt securities held through Euroclear Bank S.A./N.V. (“Euroclear”) or Clearstream Banking, société anonyme (“Clearstream, Luxembourg”), the operations and procedures of Euroclear or Clearstream, Luxembourg, as the case may be, HCA Holdings, Inc. and HCA Inc. also anticipate that the following provisions will apply to the depository arrangements with respect to global debt securities. Additional or differing terms of the depository arrangements may be described in the applicable prospectus supplement.

DTC has advised the issuers that it is:

•	a limited-purpose trust company organized under the New York Banking Law;

•	a “banking organization” within the meaning of the New York Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the New York Uniform Commercial Code; and

•	a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934.

DTC holds securities that its participants deposit with DTC. DTC also facilitates the settlement among its participants of securities transactions, including transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, which eliminates the need for physical movement of securities certificates. Direct participants include securities brokers and dealers, banks, trust companies, clearing corporations and other organizations. Access to the DTC system is also available to others, sometimes referred to in this prospectus as indirect participants, that clear transactions through or maintain a custodial relationship with a direct participant either directly or indirectly. Indirect participants include securities brokers and dealers, banks and trust companies. The rules applicable to DTC and its participants are on file with the SEC.

Purchases of debt securities within the DTC system must be made by or through direct participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of the actual purchaser or beneficial owner of a debt security is, in turn, recorded on the direct and indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which they purchased the debt securities. Transfers of ownership interests in debt securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in the debt securities, except under the limited circumstances described below.

To facilitate subsequent transfers, all debt securities deposited by participants with DTC will be registered in the name of DTC’s nominee, Cede & Co. The deposit of debt securities with DTC and their registration in the name of Cede & Co. will not change the beneficial ownership of the debt securities. DTC has no knowledge of the actual beneficial owners of the debt securities. DTC’s records reflect only the identity of the direct participants to whose accounts the debt securities are credited. Those participants may or may not be the beneficial owners. The participants are responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants and by direct and indirect participants to beneficial owners will be governed by arrangements among them, subject to any legal requirements in effect from time to time. Redemption notices shall be sent to DTC or its nominee. If less than all of the debt securities of a series are being redeemed, DTC will reduce the amount of the interest of each direct participant in the debt securities under its procedures.

In any case where a vote may be required with respect to the debt securities of any series, neither DTC nor Cede & Co. will give consents for or vote the global debt securities. Under its usual procedures, DTC will mail an omnibus proxy to HCA Holdings, Inc. or HCA Inc., as applicable, after the record date. The omnibus proxy assigns the consenting or voting rights of Cede & Co. to those direct participants to whose accounts the debt securities are credited on the record date identified in a listing attached to the omnibus proxy. Principal and premium, if any, and interest, if any, on the global debt securities will be paid to Cede & Co., as nominee of DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date unless DTC has reason to believe that it will not receive payments on the payment date. Payments by direct and indirect participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the account of customers in bearer form or registered in “street name.” Those payments will be the responsibility of DTC’s direct and indirect participants and not of DTC, HCA Holdings, Inc., HCA Inc., any trustee or any underwriters or agents involved in the offering or sale of any debt securities. Payment of principal, premium, if any, and interest, if any, to DTC is HCA Holdings, Inc.’s or HCA Inc.’s, as applicable, responsibility, disbursement of payments to direct participants is the responsibility of DTC, and disbursement of payments to the beneficial owners is the responsibility of direct and indirect participants.

Except under the limited circumstances described below, beneficial owners of interests in a global debt security will not be entitled to have debt securities registered in their names and will not receive physical delivery of debt securities. Accordingly, each beneficial owner must rely on the procedures of DTC to exercise any rights under the debt securities and the indenture.

The laws of some jurisdictions may require that some purchasers of securities take physical delivery of securities in definitive form. These laws may impair the ability to transfer or pledge beneficial interests in global debt securities.

DTC is under no obligation to provide its services as depositary for the debt securities of any series and may discontinue providing its services at any time. Neither HCA Holdings, Inc., HCA Inc. nor any trustee nor any underwriters or agents involved in the offering or sale of any debt securities will have any responsibility for the performance by DTC or its participants or indirect participants under the rules and procedures governing DTC. As noted above, beneficial owners of interests in global debt securities generally will not receive certificates representing their ownership interests in the debt securities. However, if

•

DTC notifies HCA Holdings, Inc. or HCA Inc., as applicable, that it is unwilling or unable to continue as a depositary for the global debt securities of any series or if DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934 (if so required by applicable law or regulation) and a successor depositary for the debt securities of such series is not appointed within 90 days of the notification to HCA Holdings, Inc. or HCA Inc., as applicable, or of HCA Holdings, Inc. or HCA Inc., as applicable, becoming aware of DTC’s ceasing to be so registered, as the case may be,

•	HCA Holdings, Inc. or HCA Inc., as applicable, determines, in its sole discretion, not to have the debt securities of any series represented by one or more global debt securities, or

•	an Event of Default under the applicable indenture has occurred and is continuing with respect to the debt securities of any series,

HCA Holdings, Inc. or HCA Inc., as applicable, will prepare and deliver certificates for the debt securities of that series in exchange for beneficial interests in the global debt securities of that series. Any beneficial interest in a global debt security that is exchangeable under the circumstances described in the preceding sentence will be exchangeable for debt securities in definitive certificated form registered in the names and in the authorized denominations that the depositary shall direct. It is expected that these directions will be based upon directions received by the depositary from its participants with respect to ownership of beneficial interests in the global debt securities.

Clearstream, Luxembourg and Euroclear hold interests on behalf of their participating organizations through customers’ securities accounts in Clearstream, Luxembourg’s and Euroclear’s names on the books of their respective depositaries, which hold those interests in customers’ securities accounts in the depositaries’ names on the books of DTC. At the present time, Citibank, N.A. acts as U.S. depositary for Clearstream, Luxembourg and JPMorgan Chase Bank, N.A. acts as U.S. depositary for Euroclear (the “U.S. Depositaries”).

Clearstream, Luxembourg holds securities for its participating organizations (“Clearstream Participants”) and facilitates the clearance and settlement of securities transactions between Clearstream Participants through electronic book-entry changes in accounts of Clearstream Participants, thereby eliminating the need for physical movement of certificates. Clearstream, Luxembourg provides to Clearstream Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing.

Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier and the Banque Centrale du Luxembourg, which supervise and oversee the activities of Luxembourg banks. Clearstream Participants are financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations, and may include any underwriters or agents involved in the offering or sale of any debt securities or their respective affiliates. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with a Clearstream Participant. Clearstream, Luxembourg has established an electronic bridge with Euroclear as the operator of the Euroclear System (the “Euroclear Operator”) in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

Distributions with respect to global debt securities held beneficially through Clearstream, Luxembourg will be credited to cash accounts of Clearstream Participants in accordance with its rules and procedures, to the extent received by the U.S. Depositary for Clearstream, Luxembourg. Euroclear holds securities and book-entry interests in securities for participating organizations (“Euroclear Participants”) and facilitates the clearance and settlement of securities transactions between Euroclear Participants, and between Euroclear Participants and participants of certain other securities intermediaries through electronic book-entry changes in accounts of such participants or other securities intermediaries. Euroclear provides Euroclear Participants, among other things, with safekeeping, administration, clearance and settlement, securities lending and borrowing, and related services. Euroclear Participants are investment banks, securities brokers and dealers, banks, central banks, supranationals, custodians, investment managers, corporations, trust companies and certain other organizations, and may include any underwriters or agents involved in the offering or sale of any debt securities or their respective affiliates. Non-participants in Euroclear may hold and transfer beneficial interests in a global debt security through accounts with a participant in the Euroclear System or any other securities intermediary that holds a book-entry interest in a global debt security through one or more securities intermediaries standing between such other securities intermediary and Euroclear.

Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law (collectively, the “Terms and Conditions”). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

Distributions on interests in global debt securities held beneficially through Euroclear will be credited to the cash accounts of Euroclear Participants in accordance with the Terms and Conditions, to the extent received by the U.S. Depositary for Euroclear.

Transfers between Euroclear Participants and Clearstream Participants will be effected in the ordinary way in accordance with their respective rules and operating procedures.

Cross-market transfers between direct participants in DTC, on the one hand, and Euroclear Participants or Clearstream Participants, on the other hand, will be effected through DTC in accordance with DTC’s rules on behalf of Euroclear or Clearstream, Luxembourg, as the case may be, by its U.S. Depositary; however, such cross-market transactions will require delivery of instructions to Euroclear or Clearstream, Luxembourg, as the case may be, by the counterparty in such system in accordance with the applicable rules and procedures and within the established deadlines (European time) of such system. Euroclear or Clearstream, Luxembourg, as the case may be, will, if the transaction meets its settlement requirements, deliver instructions to its U.S. Depositary to take action to effect final settlement on its behalf by delivering or receiving interests in global debt securities in DTC, and making or receiving payment in accordance with normal procedures for same-day fund settlement applicable to DTC. Euroclear Participants and Clearstream Participants may not deliver instructions directly to their respective U.S. Depositaries.

Due to time zone differences, the securities accounts of a Euroclear Participant or Clearstream Participant purchasing an interest in a global debt security from a direct participant in DTC will be credited, and any such crediting will be reported to the relevant Euroclear Participant or Clearstream Participant, during the securities settlement processing day (which must be a business day for Euroclear or Clearstream, Luxembourg) immediately following the settlement date of DTC. Cash received in Euroclear or Clearstream, Luxembourg as a result of sales of interests in a global debt security by or through a Euroclear Participant or Clearstream Participant to a direct participant in DTC will be received with value on the settlement date of DTC but will be available in the relevant Euroclear or Clearstream, Luxembourg cash account only as of the business day for Euroclear or Clearstream, Luxembourg following DTC’s settlement date.

Euroclear and Clearstream, Luxembourg are under no obligation to perform or to continue to perform the foregoing procedures and such procedures may be discontinued at any time without notice. Neither HCA Holdings, Inc. or HCA Inc. nor any trustee nor any underwriters or agents involved in the offering or sale of any debt securities will have any responsibility for the performance by Euroclear or Clearstream, Luxembourg or their respective participants of their respective obligations under the rules and procedures governing their operations.

The information in this section concerning DTC, Euroclear and Clearstream, Luxembourg and their book-entry systems has been obtained from sources that HCA Holdings, Inc. and HCA Inc. believe to be reliable, but HCA Holdings, Inc. and HCA Inc. take no responsibility for the accuracy of that information.

Redemption and Repurchase

The debt securities of any series may be redeemable at the option of HCA Holdings, Inc. or HCA Inc., as applicable, or may be subject to mandatory redemption by HCA Holdings, Inc. or HCA Inc., as applicable, as required by a sinking fund or otherwise. In addition, the debt securities of any series may be subject to repurchase or repayment by HCA Holdings, Inc. or HCA Inc., as applicable, at the option of the holders. The applicable prospectus supplement will describe the terms, the times and the prices regarding any optional or mandatory redemption by HCA Holdings, Inc. or HCA Inc., as applicable, or any repurchase or repayment at the option of the holders of any series of debt securities.

Secured Debt Securities

The debt securities of any series and the Guarantees, if any, of the debt securities of any series may be secured by collateral. The applicable prospectus supplement will describe any such collateral and the terms of such secured debt securities.

Merger, Consolidation and Sale of Assets

Unless otherwise specified in the applicable prospectus supplement, the indentures provide that HCA Holdings, Inc. or HCA Inc., as applicable, will not consolidate or merge with or into or wind up into (whether or not the Issuer is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to any Person unless:

•

either (1) HCA Holdings, Inc. or HCA Inc., as applicable, is the surviving corporation or (2) the Person formed by or surviving any such consolidation or merger (if other than HCA Holdings, Inc. or HCA Inc., as applicable,) or to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made is a corporation organized or existing under the laws of the jurisdiction of organization of the applicable issuer or the laws of the United States, any state thereof, the District of Columbia, or any territory thereof (such Person, as the case may be, being herein called the “Successor Company”);

•

the Successor Company, if other than the applicable issuer, shall expressly assume all the obligations of the applicable issuer pursuant to supplemental indentures or other documents or instruments in form reasonably satisfactory in form to the trustee;

•

immediately after giving effect to the transaction described above, no Event of Default under the applicable indenture, and no event which, after notice or lapse of time or both would become an Event of Default under the applicable indenture, shall have occurred and be continuing;

•

with respect to any guaranteed debt securities, each Guarantor, unless it is the other party to the transactions described above, shall have by supplemental indenture confirmed that its Guarantee shall apply to such person’s obligations under the applicable indenture and the debt securities; and

•	the trustee shall have received the officers’ certificate and opinion of counsel called for by the applicable indenture.

In addition, with respect to secured debt securities, unless otherwise specified in the applicable prospectus supplement, the indentures provide that immediately after giving pro forma effect to the transaction described above, (1) the Collateral owned by the Successor Company will continue to constitute Collateral under the applicable indenture and related security documents and (2) to the extent any assets of the Person which is merged or consolidated with or into the Successor Company are assets of the type which would constitute Collateral under the related security documents, the Successor Company will take such action as may be reasonably necessary to cause such property and assets to be made subject to the Lien of the security documents in the manner and to the extent required by the applicable indenture.

In the case of any such merger, consolidation, sale, assignment, transfer, lease, conveyance or other disposition in which HCA Holdings, Inc. or HCA Inc., as applicable, is not the continuing entity and upon execution and delivery by the successor person of the supplemental indenture described above, such Successor Person shall succeed to, and be substituted for, HCA Holdings, Inc. or HCA Inc., as applicable, and may exercise every right and power of HCA Holdings, Inc. or HCA Inc., as applicable, under the applicable indenture with the same effect as if such successor person had been named as HCA Holdings, Inc. or HCA Inc., as applicable, therein, and HCA Holdings, Inc. or HCA Inc., as applicable, shall be automatically released and discharged from all obligations and covenants under the applicable indenture and the debt securities issued under that indenture.

With respect to guaranteed debt securities, unless otherwise specified in the applicable prospectus supplement, the merger, consolidation and transfer of assets provisions described above are equally applicable to each of the Guarantors in its capacity as guarantor of such debt securities.

Events of Default

Unless otherwise specified in the applicable prospectus supplement, an “Event of Default” with respect to the debt securities of any series is defined in the applicable indenture as being:

(1) default in payment when due and payable, upon redemption, acceleration or otherwise, of principal of, or premium, if any, on the debt securities;

(2) default for 30 days or more in the payment when due of interest on or with respect to the debt securities;

(3) default in the deposit of any sinking fund payment when and as due with respect to any of the debt securities of that series;

(4) default in the performance, or breach, of any covenant or warranty of the issuer in the applicable indenture, and continuance of such default or breach for a period of 60 days after there has been given written notice by the trustee or the holders of at least 10% in principal amount of the outstanding debt securities (with a copy to the trustee) specifying such default or breach and requiring it to be remedied;

(5) HCA Holdings, Inc. or HCA Inc., as applicable, pursuant to or within the meaning of any Bankruptcy Law: (i) commences proceedings to be adjudicated bankrupt or insolvent; (ii) consents to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under applicable Bankruptcy Law; (iii) consents to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of it or for all or substantially all of its property; (iv) makes a general assignment for the benefit of its creditors; or (v) generally is not paying its debts as they become due;

(6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against HCA Holdings, Inc. or HCA Inc. as applicable, in a proceeding in which the issuer is to be adjudicated bankrupt or insolvent; appoints a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the issuer, or for all or substantially all of the property of the issuer; or orders the liquidation of the issuer; and the order or decree remains unstayed and in effect for 60 consecutive days;

(7) if applicable, the Guarantee of any Significant Subsidiary shall for any reason cease to be in full force and effect or be declared null and void or any responsible officer of any Guarantor that is a Significant Subsidiary, as the case may be, denies that it has any further liability under its Guarantee or gives notice to such effect, other than by reason of the termination of the indenture or the release of any such Guarantee in accordance with the indenture; or

(8) any other Event of Default established for the debt securities of that series.

No Event of Default with respect to any particular series of debt securities necessarily constitutes an Event of Default with respect to any other series of debt securities. The indentures provide that, within 90 days after the occurrence of any default with respect to the debt securities of any series, the trustee will mail to all holders of the debt securities of that series notice of that default. Except in the case of a default relating to the payment of principal, premium, if any, or interest on debt securities of any series, the trustee may withhold from the holders notice of any continuing default if and so long as a committee of its responsible officers in good faith determines that withholding the notice is in the interests of the holders of the debt securities. The trustee shall not be deemed to know of any default unless a responsible officer of the trustee has actual knowledge thereof or unless written notice of any event which is such a Default is received by the trustee at the corporate trust office of the trustee.

The indentures provide that if any Event of Default (other than an Event of Default specified in clauses (5) or (6) of the second preceding paragraph with respect to of HCA Holdings, Inc. or HCA Inc., as applicable) occurs and is continuing under the indenture, the trustee or the holders of at least 25% in principal amount of the then total outstanding debt securities may declare the principal, premium, if any, interest and any other monetary obligations on all the then outstanding debt securities to be due and payable immediately. Upon the effectiveness of such declaration, such principal and interest shall be due and payable immediately. The trustee shall have no obligation to accelerate the debt securities if and so long as a committee of its Responsible Officers in good faith determines acceleration is not in the best interest of the holders of the debt securities. Notwithstanding the foregoing, in the case of an Event of Default arising under clauses (5) or (6), all outstanding debt securities shall be due and payable immediately without further action or notice. The holders of a majority in aggregate principal amount of the then outstanding debt securities by written notice to the trustee may on behalf of all of the holders rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.

Subject to the provisions of the Trust Indenture Act of 1939 requiring the trustee, during the continuance of an Event of Default under the applicable indenture, to act with the requisite standard of care, the trustee is under no obligation to exercise any of its rights or powers under the applicable indenture at the request or direction of any of the holders of debt securities of any series unless those holders have offered the trustee indemnity reasonably satisfactory to the trustee against the costs, fees and expenses and liabilities which might be incurred in compliance with such request or direction. Subject to the foregoing, holders of a majority in principal amount of the outstanding debt securities of any series issued under the applicable indenture have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee under the indenture with respect to that series. The indentures require the annual filing by HCA Holdings, Inc. or HCA Inc., as applicable, with the trustee of a certificate which states whether or not HCA Holdings, Inc. or HCA Inc., as applicable, are in default under the terms of the indenture.

Unless otherwise specified in the applicable prospectus supplement, no holder of any debt securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to the applicable indenture, or for the appointment of a receiver or trustee, or for any other remedy under the indenture, unless:

•	such holder has previously given written notice to the trustee of a continuing Event of Default with respect to the debt securities of such series;

•

the holders of not less than 25% in principal amount of the total outstanding debt securities of such series shall have made written request to the trustee to institute proceedings in respect of such Event of Default in its own name as trustee under the indenture;

•	holders have offered to the trustee security or indemnity reasonably satisfactory to the trustee against any loss liability or expense incurred in compliance with such request;

•	the trustee has not complied with such request within 60 days after the receipt thereof and the offer of security or indemnity; and

•	holders of a majority in principal amount of the total outstanding debt securities have not given the trustee a direction inconsistent with such request within such 60-day period.

Notwithstanding any other provision of the indenture, the right of any holder of a debt security to receive payment of principal, premium, if any, and interest on the debt security, on or after the respective due dates expressed in the debt security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder.

Amendment, Supplement and Waiver

Unless otherwise specified in the applicable prospectus supplement, the indentures permit HCA Holdings, Inc. or HCA Inc., as applicable, any Guarantors party to such indenture and the trustee, with the consent of the holders of at least majority in principal amount of the outstanding debt securities of each series issued under the applicable indenture and affected by a modification or amendment, to modify or amend any of the provisions of the applicable indenture or of the debt securities of the applicable series or the rights of the holders of the debt securities of that series under the applicable indenture. However, no such modification or amendment shall, among other things:

•

change the stated maturity of the principal of, or installment of interest, if any, on, any debt securities, or reduce the principal amount thereof or the interest thereon or any premium payable upon redemption thereof;

•	change the currency in which the principal of (and premium, if any) or interest on such debt securities are denominated or payable;

•

adversely affect the right of repayment or repurchase, if any, at the option of the holder after such obligation arises, or reduce the amount of, or postpone the date fixed for, any payment under any sinking fund or impair the right to institute suit for the enforcement of any payment on or after the stated maturity thereof (or, in the case of redemption, on or after the redemption date);

•	reduce the percentage of holders whose consent is required for modification or amendment of the indenture or for waiver of compliance with certain provisions of the indenture or certain defaults;

•	modify the provisions that require holder consent to modify or amend the indenture or that permit holders to waive compliance with certain provisions of the indenture or certain defaults;

•

impair the right of any holder to receive payment of principal of, or interest on such holder’s debt securities on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such holder’s debt securities; or

•	except as expressly permitted by the indenture, modify the Guarantees of any Significant Subsidiary in any manner adverse to the holders of any debt securities.

without in each case obtaining the consent of the holder of each outstanding debt security issued under such indenture affected by the modification or amendment.

Unless otherwise specified in the applicable prospectus supplement, the indentures also contain provisions permitting HCA Holdings, Inc. or HCA Inc., as applicable, any Guarantors party to such indenture and the trustee, without the consent of the holders of any debt securities issued under the applicable indenture, to modify or amend the indenture, among other things:

•

to evidence the succession of another corporation to HCA Holdings, Inc. or HCA Inc., as applicable, or, if applicable, any Guarantor under the applicable indenture and the assumption by such successor of the covenants of HCA Holdings, Inc. or HCA Inc., as applicable, in compliance with the requirements set forth in the indenture;

•	to add to the covenants for the benefit of the holders or to surrender any right or power herein conferred upon the HCA Holdings, Inc. or HCA Inc., as applicable;

•	to add any additional Events of Default;

•

to change or eliminate any of the provisions of the indenture, provided that any such change or elimination shall become effective only when there are no outstanding debt securities of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision and as to which such supplemental indenture would apply;

•	to secure the debt securities;

•

to supplement any of the provisions of the indenture to such extent necessary to permit or facilitate the defeasance and discharge of the debt securities, provided that any such action does not adversely affect the interests of the holders of the debt securities in any material respect;

•

to evidence and provide for the acceptance of appointment hereunder by a successor trustee and to add to or change any of the provisions of the indenture necessary to provide for or facilitate the administration of the trusts by more than one trustee;

•	to cure any ambiguity to correct or supplement any provision of the indenture which may be defective or inconsistent with any other provision;

•

to change any place or places where the principal of and premium, if any, and interest, if any, on the debt securities shall be payable, the debt securities may be surrendered for registration or transfer, the debt securities may be surrendered for exchange, and notices and demands to or upon HCA Holdings, Inc. or HCA Inc., as applicable, may be served;

•	to comply with requirements of the SEC in order to effect or maintain the qualification of the indenture under the Trust Indenture Act of 1939;

•

to conform the text of the indenture or the debt securities to any provision of the section regarding the description of the notes contained in the prospectus supplement to the extent that such provision in such section was intended to be a verbatim recitation of a provision of the indenture or the debt securities;

•

to make any amendment to the provisions of the indenture relating to the transfer and legending of debt securities as permitted by the indenture, including, without limitation to facilitate the issuance and administration of the debt securities; provided, however, that (i) compliance with the indenture as so amended would not result in debt securities being transferred in violation of the Securities Act or any applicable securities law and (ii) such amendment does not materially and adversely affect the rights of holders to transfer debt securities; or

•

to add additional Guarantees or additional Guarantors in respect of all or any securities under the indenture, and to evidence the release and discharge of any Guarantor from its obligations under its Guarantee of any or all securities and its obligations under the indenture in respect of any or all Securities in accordance with the terms of the indenture.

Unless otherwise specified in the applicable prospectus supplement, the holders of a majority in aggregate principal amount of the outstanding debt securities of any series may waive the compliance of HCA Holdings, Inc. or HCA Inc., as applicable, with the provisions described above under “— Merger, Consolidation and Sale of Assets” and certain other provisions of the indenture and, if specified in the prospectus supplement relating to such series of debt securities, any additional covenants applicable to the debt securities of such series. The holders of a majority in aggregate principal amount of the outstanding debt securities of any series may, on behalf of all holders of debt securities of that series, waive any past default under the applicable indenture with respect to debt securities of that series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest, if any, on debt securities of that series or, in the case of any debt securities which are convertible into or exchangeable for other securities or property, a default in any such conversion or exchange, or a default in respect of a covenant or provision which cannot be modified or amended without the consent of the holder of each outstanding debt security of the affected series.

Discharge, Defeasance and Covenant Defeasance

Unless otherwise provided in the applicable prospectus supplement, HCA Holdings, Inc. and HCA Inc., as applicable, may discharge certain obligations to holders of the debt securities of a series that have not already been delivered to the trustee for cancellation and that either have become due and payable or will become due and payable within one year (or scheduled for redemption within one year) by depositing with the trustee, in trust, funds in U.S. dollars in an amount sufficient to pay the entire indebtedness including the principal, premium, if any, and interest to the date of such deposit (if the debt securities have become due and payable) or to the maturity thereof or the redemption date of the debt securities of that series, as the case may be.

The indentures provide that the applicable issuer may elect either (1) to defease and be discharged from any and all obligations with respect to the debt securities of a series (except for, among other things, obligations to register the transfer or exchange of the debt securities, to replace temporary or mutilated, destroyed, lost or stolen debt securities, to maintain an office or agency with respect to the debt securities and to hold moneys for payment in trust) (“legal defeasance”) or (2) to be released from its obligations to comply with the restrictive covenants under the indenture, and any omission to comply with such obligations will not constitute a default or an event of default with respect to the debt securities of a series and clauses (3), (5) and (6) under “— Events of Default” will no longer be applied (“covenant defeasance”). Legal defeasance or covenant defeasance, as the case may be, will be conditioned upon, among other things, the irrevocable deposit by the issuer with the trustee, in trust, of an amount in U.S. dollars, or U.S. government obligations, or both, applicable to the debt securities of that series which through the scheduled payment of principal and interest in accordance with their terms will provide money in an amount sufficient to pay the principal or premium, if any, and interest on the debt securities on the scheduled due dates therefor.

If HCA Holdings, Inc. or HCA Inc., as applicable, effects covenant defeasance with respect to the debt securities of any series, the amount in U.S. dollars, or U.S. government obligations, or both, on deposit with the trustee will be sufficient, in the opinion of a nationally recognized firm of independent accountants, to pay amounts due on the debt securities of that series at the time of the stated maturity but may not be sufficient to pay amounts due on the debt securities of that series at the time of the acceleration resulting from such event of default. However, HCA Holdings, Inc. or HCA Inc., as applicable, would remain liable to make payment of such amounts due at the time of acceleration.

HCA Holdings, Inc. or HCA Inc., as applicable, will be required to deliver to the trustee an opinion of counsel that the deposit and related defeasance will not cause the holders and beneficial owners of the debt securities of that series to recognize income, gain or loss for U.S. federal income tax purposes. If HCA Holdings, Inc. or HCA Inc., as applicable, elects legal defeasance, that opinion of counsel must be based upon a ruling from the U.S. Internal Revenue Service or a change in law to that effect.

HCA Holdings, Inc. or HCA Inc., as applicable, may exercise our legal defeasance option notwithstanding our prior exercise of our covenant defeasance option.

Definitions

As used in the indentures, unless otherwise specified in the applicable prospectus supplement the following terms have the meanings specified below:

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Collateral” means, collectively, all of the property and assets that are from time to time subject to the Lien of the security documents including the Liens, if any, required to be granted pursuant to the applicable indenture.

“Event of Default” has the meaning set forth under the section “— Events of Default.”

“Lien” means, with respect to any asset, any mortgage, lien (statutory or otherwise), pledge, hypothecation, charge, security interest, preference, priority or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction; provided that in no event shall an operating lease be deemed to constitute a Lien.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Significant Subsidiary” means any direct or indirect Subsidiary of the issuer that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such regulation is in effect on the Issue Date and which is not designated by the issuer to be an Unrestricted Subsidiary (as defined in the applicable indenture).

“Subsidiary” means, with respect to any Person, (i) any corporation, association, or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof or is consolidated under GAAP with such Person at such time; and (ii) any partnership, joint venture, limited liability company or similar entity of which more than 50% of the equity ownership, whether in the form of membership, general, special or limited partnership interests or otherwise, is owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof;

Governing Law

The indentures and the debt securities (including any Guarantees endorsed on the debt securities, if any) will be governed by, and construed in accordance with, the laws of the State of New York.

Regarding the Trustees

The Trust Indenture Act of 1939 limits the rights of a trustee, if the trustee becomes a creditor of HCA Holdings, Inc. or HCA Inc., as applicable, to obtain payment of claims or to realize on property received by it in respect of those claims, as security or otherwise. Any trustee is permitted to engage in other transactions with HCA Holdings, Inc. or HCA Inc., as applicable, and its subsidiaries from time to time. However, if a trustee acquires any conflicting interest it must eliminate the conflict upon the occurrence of an Event of Default under the applicable indenture or resign as trustee.

PLAN OF DISTRIBUTION

We and/or one or more selling stockholders may sell the securities described in this prospectus from time to time in one or more transactions:

•	to purchasers directly;

•	to underwriters for public offering and sale by them;

•	through agents;

•	through dealers; or

•	through a combination of any of the foregoing methods of sale.

We and/or one or more selling stockholders may sell the securities directly to institutional investors or others who may be deemed to be underwriters within the meaning of the Securities Act, with respect to any resale of the securities. A prospectus supplement will describe the terms of any sale of securities we are offering hereunder. Direct sales may be arranged by a securities broker-dealer or other financial intermediary.

The applicable prospectus supplement will name any underwriter involved in a sale of securities. Underwriters may offer and sell securities at a fixed price or prices, which may be changed, or from time to time at market prices or at negotiated prices. Underwriters may be deemed to have received compensation from us from sales of securities in the form of underwriting discounts or commissions and may also receive commissions from purchasers of securities for whom they may act as agent. Underwriters may be involved in any “at the market” offering of securities by or on our behalf.

Underwriters may sell securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions (which may be changed from time to time) from the purchasers for whom they may act as agent.

Unless we state otherwise in the applicable prospectus supplement, the obligations of any underwriters to purchase securities will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all the securities if any are purchased.

The applicable prospectus supplement will set forth whether or not underwriters may over-allot or effect transactions that stabilize, maintain or otherwise affect the market price of the securities at levels above those that might otherwise prevail in the open market, including, for example, by entering stabilizing bids, effecting syndicate covering transactions or imposing penalty bids.

We will name any agent involved in a sale of securities, as well as any commissions payable to such agent, in a prospectus supplement. Unless we state otherwise in the applicable prospectus supplement, any such agent will be acting on a reasonable efforts basis for the period of its appointment.

If a dealer is utilized in the sale of the securities being offered pursuant to this prospectus, we and/or one or more selling stockholders will sell the securities to the dealer, as principal. The dealer may then resell the securities to the public at varying prices to be determined by the dealer at the time of resale.

Underwriters, dealers and agents participating in a sale of the securities may be deemed to be underwriters as defined in the Securities Act, and any discounts and commissions received by them and any profit realized by them on resale of the securities may be deemed to be underwriting discounts and commissions, under the Securities Act. We may have agreements with underwriters, dealers and agents to indemnify them against certain civil liabilities, including liabilities under the Securities Act, and to reimburse them for certain expenses.

LEGAL MATTERS

The validity of the securities to be sold hereunder will be passed upon for us by Simpson Thacher & Bartlett LLP, New York, New York and Robert A. Waterman, Senior Vice President, General Counsel and Chief Labor Relations Officer of HCA Holdings, Inc. or other counsel who is satisfactory to us. An investment vehicle comprised of several partners of Simpson Thacher & Bartlett LLP, members of their families, related persons and others own interests representing less than 1% of the capital commitments of the KKR Millennium Fund, L.P. and KKR 2006 Fund L.P.

EXPERTS

The consolidated financial statements of HCA Holdings, Inc. appearing in HCA Holdings, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013, and the effectiveness of HCA Holdings, Inc.’s internal control over financial reporting as of December 31, 2013, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in its reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements and HCA Holdings, Inc. management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2013 are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.

The following is a statement of the expenses (all of which are estimated) to be incurred by the Registrant in connection with a distribution of securities registered under this registration statement:

Amount to be paid
SEC registration fee	$		*
Legal fees and expenses		*	*
Accounting fees and expenses		*	*
Printing fees		*	*
Rating agency fees		*	*
Trustee’s fees and expenses		*	*
Miscellaneous		*	*

Total	$		*

*	The Registrant is registering an indeterminate amount of securities under this Registration Statement and in accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of all of the registration fee.

**	The applicable prospectus supplement will set forth the estimated aggregate amount of expenses payable in respect of any offering of securities.

Item 15.	Indemnification of Directors and Officers.

California Registrants

(a) Columbia ASC Management, L.P. and Riverside Healthcare System, L.P. are registered under the laws of California.

The partnership agreements of Columbia ASC Management, L.P. and Riverside Healthcare System, L.P. provide that the limited partner shall indemnify and hold harmless the general partner; its partners, managers, employees, agents and representatives; and the officers, directors, employees, agents and representatives of its partners to the fullest extent permitted by the California Limited Partnership Act and the California Revised Partnership Act. Neither of these acts, however, addresses indemnification.

Section 15904.06 (Operative January 1, 2008) of the 2008 California Revised Limited Partnership Act addresses the rights of a general partner with respect to its management and conduct of partnership activities. The 2008 California Revised Limited Partnership Act provides that a limited partnership shall reimburse a general partner for payments made, and indemnify a general partner for liabilities incurred by, the general partner in the ordinary course of the activities of the partnership or for the preservation of its activities or property.

(b) Columbia Riverside, Inc., Encino Hospital Corporation, Inc., Los Robles Regional Medical Center and MCA Investment Company are incorporated under the laws of California.

Section 317 of the California General Corporation Law sets forth the provisions pertaining to the indemnification of corporate “agents.” For purposes of this law, an agent is any person who is or was a director, officer, employee or other agent of a corporation, or is or was serving at the request of the corporation in such capacity with respect to any other corporation, partnership, join venture, trust or other enterprise. Indemnification for expenses, including amounts paid on settling or otherwise disposing of a threatened or pending action or defending against the same, can be made in certain circumstances by action of the company through:

•	a majority vote of a quorum of the corporation’s Board of Directors consisting of directors who are not party to the proceedings;

•	approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or

•	such court in which the proceeding is or was pending upon application by designated parties.

Under certain circumstances, an agent can be indemnified, even when found liable. Indemnification is mandatory where the agent’s defense is successful on the merits. The law allows a corporation to make advances of expenses for certain actions upon the receipt of an undertaking that the agent will reimburse the corporation if the agent is found liable. The indemnification provided by Section 317 for acts while serving as a director or officer of the corporation, but not involving breach of duty to the corporation and its shareholders, shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw to the extent authorized by the corporation’s articles of incorporation.

The bylaws of each of the California registrants in this section (b) provide, in relevant part, that each of the Registrants will indemnify its respective officers and directors, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements such officers and directors may be required to pay in any action, suit or proceeding which they are or may be made a party by reason of their position as a director, officer or other agent of such Registrant, and otherwise to the full extent permitted under California law and our bylaws for any action taken on behalf of the corporation that does not involve gross negligence or willful misconduct.

(c) Surgicare of Riverside, LLC is registered under the laws of California.

Under Section 17155 of the California Limited Liability Company Act, except for a breach of duty, the articles of organization or written operating agreement of a limited liability company may provide for indemnification of any person, including, without limitation, any manager, member, officer, employee or agent of the limited liability company, against judgments, settlements, penalties, fines or expenses of any kind incurred as a result of acting in that capacity. A limited liability company shall have the power to purchase and maintain insurance on behalf of any manager, member, officer, employee or agent of the limited liability company against any liability asserted against or incurred by the person in that capacity or arising out of the person’s status as a manager, member, officer, employee or agent of the limited liability company.

The limited liability company agreement of Surgicare of Riverside, LLC states that the company shall indemnify its officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

Colorado Registrants

(a) Colorado Health Systems, Inc., Columbine Psychiatric Center, Inc. and New Rose Holding Company, Inc. are incorporated under the laws of Colorado.

Sections 7-109-102 through 7-109-110 of the Colorado Business Corporation Act (the “Act”) grant each corporation organized thereunder broad powers to indemnify any person in connection with legal proceedings brought against him by reason of his present or past status as an officer or director of the corporation, provided with respect to conduct in an official capacity with the corporation, the person acted in good faith and in a manner he reasonably believed to be in the best interests of the corporation, with respect to all other conduct, the person believed the conduct to be at least not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, the person had no reasonable cause to believe his conduct was unlawful. Indemnification is limited to reasonable expenses incurred in connection with the proceeding. No indemnification may be made (i) in connection with a proceeding by or in the right of the corporation in which the person was adjudged liable to the corporation; or (ii) in connection with any other proceedings charging that the person derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the person was judged liable on the basis that he derived an improper personal benefit, unless and only to the extent the court in which such action was brought or another court of competent jurisdiction determines upon application that, despite such adjudication, but in view of all relevant circumstances, the person is fairly and reasonably entitled to indemnity for reasonable expenses as the court deems proper. In addition, to the extent that any such person is successful in the defense of any such legal proceeding, the corporation is required by the Act to indemnify him against reasonable expenses.

The bylaws of these Colorado corporations state that the corporation shall indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) HCA-HealthONE LLC is registered under the laws of Colorado.

Section 7-80-104(1)(k) of the Colorado Limited Liability Company Act permits a company to indemnify a member or manager or former member or manager of the limited liability company as provided in section 7-80-407. Under Section 7-80-407, a limited liability company shall reimburse a member or manager for payments made, and indemnify a member or manager for liabilities incurred by the member or manager, in the ordinary course of the business of the limited liability company or for the preservation of its business or property if such payments were made or liabilities incurred without violation of the member’s or manager’s duties to the limited liability company.

The operating agreement of HCA-HealthONE LLC indemnifies its officers and managers against all reasonable expenses incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification shall extend to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification shall also extend to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification shall not be exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers or managers.

Delaware Registrants

(a) HCA Holdings, Inc., HCA Inc., American Medicorp Development Co., GPCH-GP, Inc., HCA — IT&S Field Operations, Inc., HCA — IT&S Inventory Management, Inc., Hospital Development Properties, Inc., Management Services Holdings, Inc., Midwest Holdings, Inc., Riverside Hospital, Inc., Terre Haute Hospital GP, Inc., Terre Haute Hospital Holdings, Inc. and U.S. Collections, Inc. are incorporated under the laws of Delaware.

Section 145(a) of the General Corporation Law of the State of Delaware (the “DGCL”) grants each corporation organized thereunder the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL grants each corporation organized thereunder the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made pursuant to Section 145(b) of the DGCL in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 145(a) and (b) of the DGCL, as described in the preceding paragraphs, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the DGCL. HCA Holdings, Inc. maintains a directors’ and officers’ insurance policy that insures its directors and officers against liabilities incurred in their capacity as such for which they are not otherwise indemnified, subject to certain exclusions.

Section 102(b)(7) of the DGCL enables a corporation in its certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director to the corporation or its stockholders of monetary damages for violations of the directors’ fiduciary duty of care, except (i) for any breach of the directors’ duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

HCA Holdings, Inc.’s and HCA Inc.’s amended and restated bylaws indemnify their respective directors and officers to the full extent of the DGCL and also allow their Board of Directors to indemnify all other employees. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates, heirs, executors and administrators of such persons.

HCA Holdings, Inc. maintains a directors’ and officers’ insurance policy. The policy insures directors and officers against unindemnified losses arising from certain wrongful acts in their capacities as directors and officers and reimburses HCA Holdings, Inc. for those losses for which HCA Holdings, Inc. have lawfully indemnified the directors and officers. The policy contains various exclusions that are normal and customary for policies of this type.

HCA Holdings, Inc.’s employment agreements with certain of its officers provide indemnification for adverse tax consequences they may suffer pursuant to their employment agreements.

HCA Holdings, Inc. has entered into an indemnification priority and information sharing agreement with certain of its current and prior investors and certain of their affiliated funds to clarify the priority of advancement and indemnification obligations among HCA Holdings, Inc. and any of its directors appointed by such investors and other related matters.

(b) Nashville Shared Services General Partnership is a general partnership under the laws of Delaware and Integrated Regional Laboratories, LLP is registered under the laws of Delaware.

Section 15-110 of the Delaware Revised Uniform Partnership Act provides that subject to such standards and restrictions, if any, as are set forth in its partnership agreement, a partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

The Nashville Shared Services General Partnership partnership agreement states that indemnification is controlled by the Delaware Revised Uniform Partnership Act. The partnership agreement of Integrated Regional Laboratories, LLP indemnifies its officers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer may be entitled as a matter of law and shall extend and apply to the estates of deceased officers.

(c) Centerpoint Medical Center of Independence, LLC, Dallas/Ft. Worth Physician, LLC, EP Health, LLC, Fairview Park GP, LLC, Goppert-Trinity Family Care, LLC, Grand Strand Regional Medical Center, LLC, HCA American Finance LLC, HCA SFB 1 LLC, HPG Enterprises, LLC, HSS Holdco, LLC, HSS Systems, LLC, HTI MOB, LLC, Lakeland Medical Center, LLC, Lakeview Medical Center, LLC, Lewis-Gale Medical Center, LLC, Medical Centers of Oklahoma, LLC, Medical Office Buildings of Kansas, LLC, Midwest Division — ACH, LLC, Midwest Division — LRHC, LLC, Midwest Division — LSH, LLC, Midwest Division — MCI, LLC, Midwest Division — MMC, LLC, Midwest Division — OPRMC, LLC, Midwest Division — PFC, LLC, Midwest Division — RMC, LLC, Notami Hospitals, LLC,

Outpatient Cardiovascular Center of Central Florida, LLC, Parallon Holdings, LLC, Pearland Partner, LLC, Reston Hospital Center, LLC, Samaritan, LLC, San Jose Medical Center, LLC, San Jose, LLC, SCRI Holdings, LLC, SJMC, LLC, Sarah Cannon Research Institute, LLC, Spalding Rehabilitation L.L.C., Trident Medical Center, LLC, Utah Medco, LLC, Vision Consulting Group, LLC and Wesley Medical Center, LLC are registered under the laws of Delaware.

Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or manager of the limited liability company from and against any and all claims and demands whatsoever.

The operating agreement of HTI MOB, LLC indemnifies the officers and managers to the full extent of the law. The operating agreements of the remainder of the Delaware limited liability company registrants indemnify their officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and managers.

(d) CHCA Bayshore, L.P., CHCA Conroe, L.P., CHCA Mainland, L.P., CHCA West Houston, L.P., CHCA Woman’s Hospital, L.P., Columbia Rio Grande Healthcare, L.P., Columbia Valley Healthcare System, L.P., Good Samaritan Hospital, L.P., HCA Management Services, L.P., JFK Medical Center Limited Partnership, Palms West Hospital Limited Partnership, Plantation General Hospital, L.P., San Jose Healthcare System, LP, Terre Haute Regional Hospital, L.P. and San Jose Hospital, L.P. are registered under the laws of Delaware.

Section 17-108 of the Delaware Revised Uniform Limited Partnership Act (“DRULPA”) permits a limited partnership to indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

The Columbia Valley Healthcare System, L.P. partnership agreement allows the partnership to indemnify the general partners for everything but willful misconduct or gross negligence. The other Delaware limited partnership registrants allow for indemnification to the fullest extent under the DRULPA.

Florida Registrants

(a) Bay Hospital, Inc., Central Florida Regional Hospital, Inc., Citrus Memorial Hospital, Inc., Citrus Memorial Property Management, Inc., Columbia Jacksonville Healthcare System, Inc., Edward White Hospital, Inc., HCA Health Services of Florida, Inc., HD&S Corp. Successor, Inc., Largo Medical Center, Inc., Lawnwood Medical Center, Inc., Marion Community Hospital, Inc., Memorial Healthcare Group, Inc., New Port Richey Hospital, Inc., North Florida Immediate Care Center, Inc., North Florida Regional Medical Center, Inc., Okaloosa Hospital, Inc., Okeechobee Hospital, Inc., Poinciana Medical Center, Inc., Sarasota Doctors Hospital, Inc., Sun City Hospital, Inc., Surgicare of Brandon, Inc., Surgicare of Florida, Inc., Surgicare of Manatee, Inc., Surgicare of New Port Richey, Inc., Tallahassee Medical Center, Inc. and West Florida Regional Medical Center, Inc. are incorporated under the laws of Florida.

Section 607.0831 of the Florida Business Corporation Act provides, among other things, that a director is not personally liable for monetary damages to a company or any other person for any statement, vote, decision, or failure to act, by the director, regarding corporate management or policy, unless the director breached or failed to perform his or her duties as a director and such breach or failure constitutes (a) a violation of criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (b) a transaction from which the director derived an improper personal benefit; (c) a circumstance under which the liability provisions of Section 607.0834 of the Florida Business Corporation Act (relating to the liability of the directors for improper distributions) are applicable; (d) willful misconduct or a conscious disregard for the best interest of the company in the case of a proceeding by or in the right of the company to procure a judgment in its favor or by or in the right of a stockholders; or (e) recklessness or an act or omission in bad faith or with malicious purpose of with wanton and willful disregard of human rights, safety or property, in a proceeding by or in the right of someone other than such company or a stockholder.

Section 607.0850 of the Florida Business Corporation Act authorizes, among other things, a company to indemnify any person who was or is a party to any proceeding (other than an action by or in the right of the company) by reason of the fact that he is or was a director, officer, employee or agent of the company (or is or was serving at the request of the company in such a position for any entity) against liability incurred in connection with such proceedings, if he or she acted in good faith and in a manner reasonably believed to be in the best interests of the company and, with respect to criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful.

The Florida Business Corporation Act requires that a director, officer or employee be indemnified for actual and reasonable expenses (including attorneys’ fees) to the extent that he or she has been successful on the merits or otherwise in the defense of any proceeding. Florida law also allows expenses of defending a proceeding to be advanced by a company before the final disposition of the proceedings, provided that the officer, director or employee undertakes to repay such advance if it is ultimately determined that indemnification is not permitted.

The Florida Business Corporation Act states that the indemnification and advancement of expenses provided pursuant to Section 607.0850 is not exclusive and that indemnification may be provided by a company pursuant to other means, including agreements or bylaw provisions. Florida law prohibits indemnification or advancement of expenses, however, if a judgment or other final adjudication establishes that the actions of a director, officer or employee constitute (i) a violation of criminal law, unless he or she had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (ii) a transaction from which such person derived an improper personal benefit; (iii) willful misconduct or conscious disregard for the best interests of the company in the case of a derivative action or a proceeding by or in the right of a stockholder, or (iv) in the case of a director, a circumstance under which the liability provisions of Section 607.0834 of the Florida Business Corporation Act (relating to the liability of directors for improper distributions) are applicable.

The bylaws of all the Florida corporate registrants indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Integrated Regional Lab, LLC, Surgicare of Palms West, LLC, West Florida — MHT, LLC, West Florida — PPH, LLC and West Florida — TCH, LLC are registered under the laws of Florida.

Section 608.4229 of the Florida Limited Liability Company Act indemnifies members, managers, managing members, officers, employees, and agents subject to such standards and restrictions, if any, as are set forth in its articles of organization or operating agreement. A limited liability company may, and has the power to, but is not required to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Notwithstanding the foregoing, indemnification or advancement of expenses should not be made to or on behalf of any member, manager, managing member, officer, employee, or agent if a judgment or other final adjudication establishes that the actions, or omissions to act, of such member, manager, managing member, officer, employee, or agent were material to the cause of action so adjudicated and constitute any of the following: (i) a violation of criminal law, unless the member, manager, managing member, officer, employee, or agent had no reasonable cause to believe such conduct was unlawful; (ii) a transaction from which the member, manager, managing member, officer, employee, or agent derived an improper personal benefit; (iii) in the case of a manager or managing member, a circumstance under which the liability provisions of section 608.426 are applicable; or (iv) willful misconduct or a conscious disregard for the best interests of the limited liability company in a proceeding by or in the right of the limited liability company to procure a judgment in its favor or in a proceeding by or in the right of a member.

The operating agreements of the Florida limited liability company registrants indemnify their officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and managers.

Georgia Registrants

(a) Columbia Polk General Hospital, Inc., Columbus Cardiology, Inc., Marietta Surgical Center, Inc., and Redmond Physician Practice Company are incorporated under the laws of Georgia.

Section 14-2-202(b)(4) of the Georgia Business Corporation Code provides that a corporation’s articles of incorporation may include a provision that eliminates or limits the liability of directors for monetary damages to a corporation or its shareholders for any action taken, or failure to take any action, as a director. The section does not, however, authorize a corporation to eliminate or limit the liability of a director for appropriating, in violation of his or her duties, any business opportunity of the corporation, for acts or omissions which involve intentional misconduct or a knowing violation of law, for any transaction from which the director received an improper personal benefit, or authorizing a dividend, stock repurchase or redemption, distribution of assets or other distribution in violation of Section 14-2-640 of the Georgia Business Corporation Code if it is established that the director did not perform his or her duties in compliance with Section 14-2-832 of the Georgia Business Corporation Code, which sets forth general standards for directors. Section 14-2-202(b)(4) also does not eliminate or limit the right of a corporation or any shareholder to seek an injunction, a rescission or any other equitable (non-monetary) relief for any action taken or not taken by a director. In addition, Section 14-2-202(b)(4) applies only to claims against a director arising out of his or her role as a director and does not relieve a director from liability arising from his or her role as an officer or in any other capacity.

Sections 14-2-852 and 14-2-857 of the Georgia Business Corporation Code provide that any director or officer who is wholly successful in the defense of any proceeding to which he or she was a party because he or she was an officer or a director of the corporation is entitled to indemnification against reasonable expenses as of right. On the other hand, if the charges made in any action are sustained, the determination of whether the required standard of conduct has been met will be made, in accordance with the provisions of Georgia Business Corporation Code Section 14-2-855, by either the board of directors or a committee thereof, acting by disinterested members, by special legal counsel or by the shareholders, but shares owned by or voted under the control of directors seeking indemnification may not be voted.

The bylaws of each of the Georgia corporate registrants indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Dublin Community Hospital, LLC, Northlake Medical Center, LLC, Palmyra Park Hospital, LLC and Redmond Park Hospital, LLC are registered under the laws of Georgia.

Georgia law provides that a limited liability company may indemnify a member, manager or other person against liability incurred in connection with the limited liability company subject to any standards or restrictions set forth in the articles of organization or operating agreement. Unless the member or manager is aware of information which would cause any reliance to be unwarranted, he or she is entitled to rely upon information prepared or presented by other members, managers, committees and employees of the limited liability company and legal counsel, public accountants or other professionals or experts.

However, Georgia law does not permit indemnification if the member or manager has engaged in any intentional misconduct or a knowing violation of law or was involved in any transaction in which the member or manager received a personal benefit as a result of his or her breach of any provision in the operating agreement.

The operating agreements of each of the Georgia limited liability companies indemnify their officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the limited liability company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and managers.

(c) Fairview Park, Limited Partnership is registered under the laws of Georgia.

Section 14-9-108 of the Georgia Revised Uniform Limited Partnership Act provides that:

(a) Subject to any limitations expressly set forth in the partnership agreement, a limited partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever, provided that the partnership shall not indemnify any person:

(1) For intentional misconduct or a knowing violation of law; or

(2) For any transaction for which the person received a personal benefit in violation or breach of any provision of the partnership agreement.

(b) To the extent that, at law or in equity, a partner has duties including but not limited to fiduciary duties and liabilities relating thereto to a limited partnership or another partner:

(1) The partner’s duties and liabilities may be expanded, restricted, or eliminated by provisions in the partnership agreement; provided, however, that no such provision shall eliminate or limit the liability of a partner for intentional misconduct or a knowing violation of law or for any transaction for which the partner received a personal benefit in violation or breach of any provision of the partnership agreement; and

(2) The partner shall have no liability to the limited partnership or to any other partner for his or her good faith reliance on the provisions of the partnership agreement, including, without limitation, provisions thereof that relate to the scope of duties including but not limited to fiduciary duties of partners.

Fairview Park Limited Partnership’s Partnership Agreement allows the limited partnership to indemnify its general partner, members, managers, employees, agents and representatives to the full extent of the Georgia Revised Uniform Limited Partnership Act.

Idaho Registrants

(a) Eastern Idaho Health Services, Inc. and West Valley Medical Center, Inc. are incorporated under the laws of Idaho.

Under Title 30, Section 30-1-851 of the Idaho Code, a corporation’s directors and officers may be indemnified against certain liabilities which they may incur in their capacities as such. The material terms of the indemnification provisions are indemnification:

•	with respect to civil, criminal, administrative or investigative proceedings brought because the defendant is or was serving as an officer, director, employee or agent of the company;

•	for judgments, fines and amounts paid in settlement reasonably incurred;

•

if the defendant acted in good faith and reasonably believed in the case of conduct in his official capacity that his conduct was in the best interests of the company, and in all other cases that his conduct was at least not opposed to the best interests of the company; and

•	if, with respect to a criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

Attorneys’ fees are included in such indemnification to the extent the indemnified party is successful on the merits in defense of the proceeding. If the foregoing criteria are met, indemnification also applies to a suit threatened or pending by the company against the officer, director, employee or agent with respect to attorneys’ fees unless there is negligence on the part of the indemnified party. Indemnification is made only upon a determination by the company that it is proper under the circumstances because the applicable standard is met.

Generally, expenses for defense may be paid in advance of final disposition of the proceeding if the indemnified party provides a written affirmation of his good faith belief that he has met the relevant standard of conduct under the Idaho Code and further provides a written undertaking to repay such amounts if it is determined that the applicable standard has not been met.

The bylaws of both of the Idaho corporations indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

Illinois Registrant

(a) Columbia LaGrange Hospital, LLC is registered under the laws of Illinois.

Section 15-7(a) of the Illinois Limited Liability Company Act provides that an Illinois limited liability company shall reimburse its members and managers for payments made, and shall indemnify its members and managers for liabilities incurred, by such member or manager in the ordinary course of the business of the limited liability company or for the preservation of its business or property.

The operating agreement of Columbia La Grange Hospital, Inc. indemnifies its officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and managers.

Indiana Registrant

(a) Terre Haute MOB, L.P. is registered under the laws of Indiana.

Title 23, Article 16, Chapter 2 of the Indiana Code provides that a domestic or foreign limited partnership may indemnify a person made a party to an action because the person is or was a partner or officer of the partnership against liability incurred in the action if:

(1) the person’s conduct was in good faith; and

(2) the person reasonably believed:

(A) in the case of conduct in the person’s capacity as a partner, that the person’s conduct was in the best interests of the partnership; and

(B) in all other cases that the person’s conduct was at least not opposed to the best interests of the limited partnership or foreign limited partnership; and

(3) in the case of any criminal action, the person either:

(A) had reasonable cause to believe the person’s conduct was lawful; or

(B) had no reasonable cause to believe the person’s conduct was unlawful.

The indemnification provided for above does not exclude any other rights to indemnification that a partner or officer of the limited partnership may have under the partnership agreement or with the written consent of all partners.

The general partners of Terre Haute MOB, L.P. are indemnified by the partnership pursuant to the partnership agreement for all actions relating to their performance or nonperformance on behalf of the partnership.

Kentucky Registrants

(a) Frankfort Hospital, Inc. and Greenview Hospital, Inc. are incorporated under the laws of Kentucky.

Sections 271B.8-500 to 271B.8-580 of the Kentucky Business Corporation Act provides that, subject to restrictions contained in the statute, a corporation may indemnify any person made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director or officer of the corporation. A person who has been successful on the merits or otherwise in any suit or matter covered by the indemnification statute shall be indemnified against expenses (including attorneys’ fees) reasonably incurred by him in connection therewith. Indemnification is authorized upon a determination that the person to be indemnified has met the applicable standard of conduct required. Expenses incurred in defense may be paid in advance upon receipt by the corporation of a written affirmation by the director of his good faith belief that he has met the applicable standard of conduct required, a written undertaking by or on behalf of the director to repay such advance if it is ultimately determined that he did not meet the standard of conduct, and a determination that the facts then known to those making the determination would not preclude indemnification under the statute. The indemnification provided by statute shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise, which shall inure to the benefit of the heirs, executors and administrators of such a person. Insurance may be purchased on behalf of any person entitled to indemnification by the corporation against any liability incurred in an official capacity regardless of whether the person could be indemnified under the statute.

The bylaws of Frankfort Hospital, Inc. and Greenview Hospital, Inc. indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

Louisiana Registrants

(a) Columbia Healthcare System of Louisiana, Inc., HCA Health Services of Louisiana, Inc., New Iberia Healthcare Corporation and Notami Hospitals of Louisiana, Inc. are incorporated under the laws of Louisiana.

Section 83 of the Louisiana Business Corporation Law provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director or officer of the corporation. The indemnity may include expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Section 83 further provides that a Louisiana corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions except that no indemnification is permitted without judicial approval if the director or officer shall have been adjudged to be liable for willful or intentional misconduct in the performance of his duty to the corporation. Where an officer or director is successful on the merits or otherwise in any defense of any action referred to above or any claim therein, the corporation must indemnify him against such expenses that such officer or director actually incurred. Section 83 permits a corporation to pay expenses incurred by the officer or director in defending an action, suit or proceeding in advance of the final disposition thereof if approved by the board of directors.

The bylaws of each of the Louisiana corporations indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) The Regional Health System of Acadiana, LLC is registered under the laws of Louisiana.

Section 315 of the Louisiana Limited Liability Company Act permits a limited liability company, in its articles of organization or in a written operating agreement, to eliminate or limit the personal liability of a member or members, if management is reserved to the members, or a manager or managers, if management is vested in one or more managers, for monetary damages for breach of any duty of diligence, care, judgment or skill. Notwithstanding the foregoing, the liability of a member or manager shall not be limited or eliminated for the amount of a financial benefit received by a member or manager to which he is not entitled or for an intentional violation of a criminal law.

The operating agreement of The Regional Health System of Acadiana, LLC indemnifies the officers and managers against all reasonable expenses incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification shall also extend to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification shall not be exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers or managers.

Mississippi Registrant

(a) Brookwood Medical Center of Gulfport, Inc. is incorporated under the laws of Mississippi.

Article 8, Subarticle E of the Mississippi Business Corporation Act (“MBCA”) permits Mississippi corporations to indemnify officers and directors. MBCA Section 79-4-2.02(b)(5) permits the corporation to include an obligatory indemnification for directors in its Articles of Incorporation for all acts other than:

(i) distributions made in excess of standards established by Mississippi law or in the corporation’s articles of incorporation, for which Section 79-4-8.33 imposes personal liability on directors to the corporation; and

(ii) circumstances where, in his performance as a director, a director has received a financial benefit to which he is not entitled, he intentionally inflicts harm on the corporation or its stockholders or he intentionally violates any criminal law. The law further permits us to advance all expenses for defense of a director in any lawsuit brought against a director in his capacity as a director. The MBCA specifically provides in Section 79-4-8.53 that such advances are allowed by Mississippi law. Such advances may be made under the MBCA only after a determination that the director met all relevant standards of conduct.

Section 79-4-8.56 of the MBCA permits a Mississippi corporation to indemnify any officer to the same extent as to a director. Indemnification of officers and directors against reasonable expenses is mandatory under Section 79-4-8.52 of the MBCA to the extent the officer or director is successful on the merits or otherwise in the defense of any action or suit against him giving rise to a claim of indemnification.

The bylaws of Brookwood Medical Center of Gulfport, Inc. indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

Missouri Registrants

(a) Health Midwest Office Facilities Corporation and Health Midwest Ventures Group, Inc. are incorporated under the laws of Missouri.

Section 351.355(1) of the Revised Statutes of Missouri provides that a corporation may indemnify a director or officer of the corporation in any action, suit or proceeding other than an action by or in the right of the corporation, against expenses (including attorneys’ fees), judgments, fines and settlement amounts actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe his conduct was unlawful.

Section 351.355(2) provides that the corporation may indemnify any such person in any action or suit by or in the right of the corporation against expenses (including attorneys’ fees) and settlement amounts actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that he may not be indemnified in respect of any matter in which he has been adjudged liable for negligence or misconduct in the performance of his duty to the corporation, unless authorized by the court.

Section 351.355(3) provides that a corporation shall indemnify any such person against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the action, suit or proceeding if he has been successful in defense of such action, suit or proceeding and if such action, suit or proceeding is one for which the corporation may indemnify him under Section 351.355(1) or (2).

Section 351.355(7) provides that a corporation shall have the power to give any further indemnity to any such person, in addition to the indemnity otherwise authorized under Section 351.355, provided such further indemnity is either (i) authorized, directed or provided for in the articles of incorporation of the corporation or any duly adopted amendment thereof or (ii) is authorized, directed or provided for in any bylaw or agreement of the corporation which has been adopted by a vote of the shareholders of the corporation, provided that no such indemnity shall indemnify any person from or on account of such person’s conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

The bylaws of both Health Midwest Office Facilities Corporation and Health Midwest Ventures Group, Inc. indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Midwest Division — RBH, LLC is registered under the laws of Missouri.

The operating agreement of Midwest Division — RBH, LLC indemnifies its officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and managers.

The Missouri Limited Liability Company Act is silent with respect to the limits of a limited liability company’s ability to provide for the indemnification of its officers and managers in its operating agreement.

However, Section 347.081(2) states that it is the policy of the Missouri Limited Liability Company Act to give the maximum effect to the principle of freedom of contract and to the enforceability of operating agreements.

Nevada Registrants

(a) Las Vegas Surgicare, Inc., Sunrise Mountainview Hospital, Inc., VH Holdco, Inc., VH Holdings, Inc. and Western Plains Capital, Inc. are incorporated under the laws of Nevada.

Chapter 78 of the Nevada Revised Statutes (“NRS”) allows directors and officers to be indemnified against liabilities they may incur while serving in such capacities. Under the applicable statutory provisions, the corporation may indemnify its directors or officers who were or are a party or are threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that they are or were directors or officers of the corporation, or are or were serving at the request of the corporation as directors or officers of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by them in connection with the action, suit, or proceeding, unless it is ultimately determined by a court of competent jurisdiction that they breached their fiduciary duties by intentional misconduct, fraud, or a knowing violation of law or did not act in good faith and in a manner which they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. In addition, the applicable statutory provisions mandate that the corporation indemnify its directors and officers who have been successful on the merits or otherwise in defense of any action, suit, or proceeding against expenses, including attorneys’ fees, actually and reasonably incurred by them in connection with the defense. The corporation will advance expenses incurred by directors or officers in defending any such action, suit, or proceeding upon receipt of written confirmation from such officers or directors that they have met certain standards of conduct and an undertaking by or on behalf of such officers or directors to repay such advances if it is ultimately determined that they are not entitled to indemnification by the corporation.

The bylaws of all the Nevada corporate registrants indemnify their officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Southern Hills Medical Center, LLC is registered under the laws of Nevada.

Section 86.411 of the NRS permits a limited liability company to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (except an action by or in the right of the limited liability company), by reason of being or having been a manager or member of the limited liability company. As with corporations, indemnification may include attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person to be indemnified. Section 86.421 of the NRS permits a limited liability company to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the limited liability company to procure a judgment in its favor by reason of being or having been a manager or member of the limited liability company except that indemnification may not be made for any claim, issue or matter as to which such a person has been finally adjudged by a court of competent jurisdiction to be liable to the limited liability company or for amounts paid in settlement to the limited liability company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that, in view of all the circumstances, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. In either case, however, to be entitled to indemnification, the person to be indemnified must have acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the limited liability company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Section 86.431 of the NRS also provides that to the extent a manager or member of a limited liability company has been successful on the merits or otherwise in defense of any such action, he or she must be indemnified by the limited liability company against expenses, including attorneys’ fees actually and reasonably incurred in connection with the defense.

Section 86.441 of the NRS permits a limited liability company, in its articles of organization, operating agreement or other agreement, to provide for the payment of expenses incurred by members or managers in defending any civil or criminal action, suit or proceeding as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking to repay the amount if it is ultimately determined by a court of competent jurisdiction that the person is not entitled to indemnification.

Section 86.461 of the NRS permits a limited liability company to purchase and maintain insurance or make other financial arrangements on behalf of the limited liability company’s managers or members for any liability and expenses incurred by them in their capacities as managers or members or arising out of their status as such, whether or not the limited liability company has the authority to indemnify him, her or them against such liability and expenses.

The operating agreement of Southern Hills Medical Center, LLC indemnifies its officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and managers.

Oklahoma Registrant

(a) HCA Health Services of Oklahoma, Inc. is incorporated under the laws of Oklahoma.

Section 1031 of the Oklahoma General Corporation Act provides that an Oklahoma corporation may indemnify any persons, including officers and directors, who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person was an officer or director of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such officer or director acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation’s best interests and, for criminal proceedings, had no reasonable cause to believe that his conduct was illegal. An Oklahoma corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director actually and reasonably incurred.

The bylaws of HCA Health Services of Oklahoma, Inc. indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

South Carolina Registrant

(a) Walterboro Community Hospital, Inc. is incorporated under the laws of South Carolina.

Under Section 33 of the South Carolina Code of Laws, a corporation may indemnify an individual made a party to a proceeding because he is or was a director or officer against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he reasonably believed: (i) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interest; and (ii) in all other cases, that his conduct was at least not opposed to its best interest; and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

The bylaws of Walterboro Community Hospital, Inc. indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

Tennessee Registrants

(a) Central Tennessee Hospital Corporation, HCA Central Group, Inc., HCA Health Services of Tennessee, Inc., HCA Realty, Inc., Hendersonville Hospital Corporation, Hospital Corporation of Tennessee, HTI Memorial Hospital Corporation, Spring Hill Hospital, Inc. and TCMC Madison-Portland, Inc. are incorporated under the laws of Tennessee.

The Tennessee Business Corporation Act (“TBCA”) sets forth in Sections 48-18-502 through 48-18-508 the circumstances governing the indemnification of directors and officers of a corporation against liability incurred in the course of their official capacities. Section 48-18-502 of the TBCA provides that a corporation may indemnify any director against liability incurred in connection with a proceeding if (i) the director acted in good faith, (ii) the director reasonably believed, in the case of conduct in his or her official capacity with the corporation, that such conduct was in the corporation’s best interest, or, in all other cases, that his or her conduct was not opposed to the best interests of the corporation and (iii) in connection with any criminal proceeding, the director had no reasonable cause to believe that his or her conduct was unlawful. In actions brought by or in the right of the corporation, however, the TBCA provides that no indemnification may be made if the director or officer is adjudged to be liable to the corporation. Similarly, the TBCA prohibits indemnification in connection with any proceeding charging improper personal benefit to a director, if such director is adjudged liable on the basis that a personal benefit was improperly received. In cases where the director is wholly successful, on the merits or otherwise, in the defense of any proceeding instigated because of his or her status as a director of a corporation, Section 48-18-503 of the TBCA mandates that the corporation indemnify the director against reasonable expenses incurred in the proceeding. Notwithstanding the foregoing, Section 48-18-505 of the TBCA provides that a court of competent jurisdiction, upon application, may order that a director or officer be indemnified for reasonable expense if, in consideration of all relevant circumstances, the court determines that such individual is fairly and reasonably entitled to indemnification, whether or not the standard of conduct set forth above was met. Officers who are not directors are entitled, through the provisions of Section 48-18-507 of the TBCA, to the same indemnification afforded to directors under Sections 48-18-503 and 48-18-505.

The bylaws of each of the Tennessee corporations indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Parallon Business Solutions, LLC, Parallon Enterprises, LLC, Parallon Health Information Solutions, LLC, Parallon Payroll Solutions, LLC, Parallon Physician Services, LLC, Parallon Technology Solutions, LLC, Parallon Workforce Management Solutions, LLC, Southpoint, LLC, Vision Holdings, LLC and WCP Properties, LLC (together, “the Tennessee LLCs”) are registered under the laws of Tennessee.

The Tennessee Limited Liability Company Act (“TLLCA”) sets forth in Sections 48-249-115(b) through 48-249-115(i) the circumstances governing the indemnification of directors, members, managers, officers, employees and agents of a an LLC against liability incurred in the course of their official capacities. Section 48-249-115(b) of the TLLCA provides that an LLC may indemnify any director (for a director-managed LLC), manager (for a manager-managed LLC), or member (for a member-managed LLC) (including when such person is serving at the LLC’s request as a director, manager, officer, partner, trustee, employee or agent of another entity) against liability incurred in connection with a proceeding if (i) the person acted in good faith, (ii) the person reasonably believed, in the case of conduct in his or her official capacity with the LLC, that such conduct was in the LLC’s best interest, or, in all other cases, that his or her conduct was not opposed to the best interests of the LLC and (iii) in connection with any criminal proceeding, the director had no reasonable cause to believe that his or her conduct was unlawful. In actions brought by or in the right of the LLC, however, the TLLCA provides that no indemnification may be made if the person is adjudged to be liable to the corporation. Similarly, the TLLCCA prohibits indemnification in connection with any proceeding charging improper personal benefit to a person, if such person is adjudged liable on the basis that a personal benefit was improperly received. In cases where the person is wholly successful, on the merits or otherwise, in the defense of any proceeding instigated because of his or her status as a director of a corporation, Section 48-249-115 of the TLLCA mandates that the LLC indemnify the person against reasonable expenses incurred in the proceeding. Notwithstanding the foregoing, Section 48-249-115 of the TLLCA provides that a court of competent jurisdiction, upon application, may order that a responsible person be indemnified for reasonable expense if, in consideration of all relevant circumstances, the court determines that such individual is fairly and reasonably entitled to indemnification, whether or not the standard of conduct set forth above was met. Officers, employees, and agents who are not responsible persons are entitled, through the provisions of Section 48-249-115 of the TLLCA to the same degree of indemnification afforded to responsible persons under Section 48-249-115.

The operating agreements of the Tennessee LLCs indemnify their officers and directors against all reasonable expenses incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification shall extend to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification shall also extend to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification shall not be exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers or directors.

Texas Registrants

(a) Columbia Medical Center of Las Colinas, Inc., Conroe Hospital Corporation, El Paso Surgicenter, Inc., HCA Pearland GP, Inc., KPH-Consolidation, Inc., National Patient Account Services, Inc., Pasadena Bayshore Hospital, Inc., Primary Health, Inc., Rio Grande Regional Hospital, Inc., Spring Branch Medical Center, Inc., Surgicare of Houston Women’s, Inc., W & C Hospital, Inc., WHMC, Inc. and Woman’s Hospital of Texas, Incorporated are incorporated under the laws of Texas.

Sections 8.101 and 8.105 of the Texas Business Organizations Code (“TBOC”) permit corporations to indemnify a person who was or is a governing person, officer, employee or agent of such corporation or who serves at the corporation’s request as a representative of another enterprise, organization or employee benefit plan (an “outside enterprise”), who was, is, or is threatened to be named a respondent in a legal proceeding by virtue of such person’s position in the corporation or in an outside enterprise, but only if the person acted in good faith and reasonably believed, in the case of conduct in the person’s official capacity, that the conduct was in or, in the case of all other conduct, that the conduct was not opposed to the corporation or outside enterprise’s best interest, and, in the case of a criminal proceeding, the person had no reasonable cause to believe the conduct was unlawful. A person may be indemnified within the above limitations against judgment and expenses that are reasonable and actually incurred by the person in connection with the proceeding; however, indemnification is limited to reasonable expenses actually incurred in a proceeding in which the person is found liable to the corporation or is found to have improperly received a personal benefit and shall not be made in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of his duty to the corporation, breach of the person’s duty of loyalty owed to the corporation or an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation. Indemnification pursuant to Section 8.101 of the TBOC can be made by the corporation only upon a determination made in the manner prescribed by Section 8.103 of the TBOC that indemnification is proper in the circumstances because the party seeking indemnification has met the applicable standard of conduct for such indemnification.

Section 8.051 of the TBOC requires a corporation to indemnify a governing person, former governing person or person serving an outside enterprise at the corporation’s request against reasonable expenses incurred in connection with a proceeding in which the person is a party because of the person’s corporate position, if the person was wholly successful, on the merits or otherwise, in the defense of the proceeding.

Under certain circumstances, a corporation may also advance expenses to any of the above persons. Section 8.151 of the TBOC also permits a corporation to purchase and maintain insurance or to make other arrangements on behalf of any of such persons against any liability asserted against and incurred by the person in such capacity, or arising out of the person’s status as such a person, whether or not the corporation would have the powers to indemnify the person against the liability under applicable law.

The bylaws of each of the Texas corporations indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Columbia Medical Center of Arlington Subsidiary, L.P., Columbia Medical Center of Denton Subsidiary, L.P., Columbia Medical Center of Lewisville Subsidiary, L.P., Columbia Medical Center of McKinney Subsidiary, L.P., Columbia Medical Center of Plano Subsidiary, L.P., Columbia North Hills Hospital Subsidiary, L.P., Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P., Green Oaks Hospital Subsidiary, L.P. and Primary Health Management, Ltd. are registered under the laws of Texas.

The provisions of the TBOC that are applicable to Texas corporations, as discussed above, apply equally to Texas limited partnerships.

The partnership agreement of each Texas limited partnership indemnifies the general partners to the fullest extent permitted under the TBOC.

(c) North Texas — MCA, LLC is registered under the laws of Texas.

Section 8.002(a) of the TBOC provides that the general indemnity provisions of Chapter 8, which apply to Texas corporations and limited partnerships, do not apply to Texas limited liability companies. However, Section 8.002(b) provides that the governing documents of a Texas limited liability company may adopt provisions of Chapter 8, which will be enforceable, relating to indemnification, advancement of expenses or insurance or another arrangement to indemnify or hold harmless a governing person. Section 101.402 of the TBOC provides that a limited liability company may indemnify a member, manager or officer of the company, advance or reimburse expenses incurred by such person or procure insurance or another arrangement to indemnify or hold harmless such person.

The operating agreement of North Texas – MCA, LLC indemnifies the officers and managers of the limited liability company to the same extent that the bylaws of the Texas corporations indemnify the officers and directors of such corporations.

Utah Registrants

(a) Brigham City Community Hospital, Inc., Columbia Ogden Medical Center, Inc., Hospital Corporation of Utah, Mountain View Hospital, Inc., Northern Utah Healthcare Corporation, Lone Peak Hospital, Inc. and Timpanogos Regional Medical Services, Inc. are incorporated under the laws of Utah.

Section 16-10a-902 of the Utah Revised Business Corporation Act (the “Revised Act”) provides that a corporation may indemnify any individual who was, is, or is threatened to be made a named defendant or respondent (a “Party”) in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (a “Proceeding”), because he or she is or was a director of the corporation or, while a director of the corporation, is or was serving at its request as a director, officer, partner, trustee, employee, fiduciary or agent of another corporation or other person or of an employee benefit plan (an “Indemnifiable Director”), against any obligation incurred with respect to a Proceeding, including any judgment, settlement, penalty, fine or reasonable expenses (including attorneys’ fees), incurred in the Proceeding if his or her conduct was in good faith, he or she reasonably believed that his or her conduct was in, or not opposed to, the best interests of the corporation, and, in the case of any criminal Proceeding, had no reasonable cause to believe such conduct was unlawful; provided, however, that (i) pursuant to Subsection 902(5), indemnification under Section 902 in connection with a Proceeding by or in the right of the corporation is limited to payment of reasonable expenses (including attorneys’ fees) incurred in connection with the Proceeding and (ii) pursuant to 902(4), the corporation may not indemnify an Indemnifiable Director in connection with a Proceeding by or in the right of the corporation in which the Indemnifiable Director was adjudged liable to the corporation, or in connection with any other Proceeding charging that the Indemnifiable Director derived an improper personal benefit, whether or not involving action in his or her official capacity, in which Proceeding he or she was adjudged liable on the basis that he or she derived an improper personal benefit.

Section 16-10a-907 of the Revised Act permits corporations to indemnify officers and advance expenses to the same extent as a director and in some cases to a greater extent than a director.

The bylaws of each of the Utah corporate registrants indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Mountain Division – CVH, LLC is organized under the laws of Utah.

Sections 48-2c-1802 and 48-2c-1807 of the Utah Revised Limited Liability Company Act empowers a Utah limited liability company to indemnify any manager or other person from and against liability incurred in any proceeding if (i) his conduct was in good faith, (ii) he reasonably believed that his conduct was in, or not opposed to, the company’s best interests, and (iii) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. A company may not indemnify a manager under Section 48-2c-1802 in connection with a proceeding by or in the right of the company in which the manager was adjudged liable to the company or in connection with any other proceeding charging that the manager derived an improper personal benefit, whether or not involving action in his official capacity, in which proceeding he was adjudged liable on the basis that he derived an improper personal benefit.

The operating agreement of Mountain Division – CVH, LLC indemnifies its officers and managers against all reasonable expenses incurred by them in defending claims or suits, irrespective of the time of occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and extends and applies to the estates of deceased officers or managers.

Virginia Registrants

(a) Capital Division, Inc., Chippenham & Johnston-Willis Hospitals, Inc., Columbia/Alleghany Regional Hospital, Incorporated, Columbia/HCA John Randolph, Inc., HCA Health Services of Virginia, Inc., Lewis-Gale Hospital, Incorporated, Montgomery Regional Hospital, Inc., Pulaski Community Hospital, Inc., Spotsylvania Medical Center, Inc. and Virginia Psychiatric Company, Inc. are incorporated under the laws of Virginia.

Under Sections 13.1-697 and 13.1-702 of the Virginia Stock Corporation Act, a Virginia corporation generally is authorized to indemnify its directors and officers in civil and criminal actions if they acted in good faith and believed their conduct to be in the best interests of the corporation and, in the case of criminal actions, had no reasonable cause to believe that the conduct was unlawful. In addition, the Virginia Stock Corporation Act eliminates the liability for monetary damages of a director or officer in a shareholder or derivative proceeding. This elimination of liability will not apply in the event of willful misconduct or a knowing violation of criminal law or any federal or state securities law. Sections 13.1-692.1 and 13.1-696 through 704 of the Virginia Stock Corporation Act are incorporated into this paragraph by reference.

The bylaws of each of the Virginia corporations indemnify its officers and directors against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or directors of the corporation, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and directors and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the corporation or amounts paid in settlement to the corporation. Such indemnification also extends to the payment of counsel fees and expenses of such officers and directors in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or directors. Such right of indemnification is not exclusive of any right to which such officer or director may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and directors.

(b) Central Shared Services, LLC, Galen Property, LLC, Lewis-Gale Physicians, LLC, Northern Virginia Community Hospital, LLC and Retreat Hospital, LLC are registered under the laws of Virginia.

Section 13.1-1009(16) of the Virginia Limited Liability Company Act permits a limited liability company to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, and to pay for or reimburse any member or manager or other person for reasonable expenses incurred by such a person who is a party to a proceeding in advance of final disposition of the proceeding.

The operating agreements of each of the Virginia limited liability companies indemnify their officers and managers against all reasonable expense incurred by them in defending claims or suits, irrespective of the time of the occurrence of the claims or causes of action in such suits, made or brought against them as officers or managers of the company, and against all liability in such suits, except in such cases as involve gross negligence or willful misconduct in the performance of their duties. Such indemnification extends to the payment of judgments against such officers and managers and to reimbursement of amounts paid in settlement of such claims or actions and may apply to judgments in favor of the company or amounts paid in settlement to the company. Such indemnification also extends to the payment of counsel fees and expenses of such officers and managers in suits against them where successfully defended by them or where unsuccessfully defended, if there is no finding or judgment that the claim or action arose from the gross negligence or willful misconduct of such officers or managers. Such right of indemnification is not exclusive of any right to which such officer or manager may be entitled as a matter of law and shall extend and apply to the estates of deceased officers and managers.

(c) HSS Virginia, L.P. is registered under the laws of Virginia

HSS Virginia, L.P. is governed by the Virginia Revised Uniform Limited Partnership Act. However, neither the partnership agreement nor the Virginia Revised Uniform Partnership Act specify the extent to which a limited partnership may indemnify its general partners.

West Virginia Registrant

(a) Columbia Parkersburg Healthcare System, LLC is registered under the laws of West Virginia.

Section 31B-4-403 of the West Virginia Uniform Limited Liability Company Act discusses members’ and managers’ rights to payments and reimbursement. A limited liability company shall reimburse a member or manager for payments made and indemnify a member or manager for liabilities incurred by the member or manager in the ordinary course of the business of the company or for the preservation of its business or property. A limited liability company shall reimburse a member for an advance to the company beyond the amount of contribution the member agreed to make. A payment or advance made by a member which gives rise to an obligation of a limited liability company under the West Virginia statute constitutes a loan to the company upon which interest accrues from the date of the payment or advance. A member is not entitled to remuneration for services performed for a limited liability company, except for reasonable compensation for services rendered in winding up the business of the company.

The organizational documents of Columbia Parkersburg Healthcare System, LLC indemnify its managers and officers to the fullest extent of the West Virginia Uniform Limited Liability Company Act.

Certain Other Arrangements

HCA Holdings, Inc. maintains a directors’ and officers’ liability insurance policy that covers the directors and officers of each of the registrants in amounts that HCA Holdings, Inc. believes are customary in its industry, including for liabilities in connection with the registration, offering and sale of the notes.

Item 16.	Exhibits

Exhibit No.	Description
1.1**	Form of Debt Underwriting Agreement
1.2**	Form of Equity Underwriting Agreement
4.1	Specimen Common Stock Certificate (filed as Exhibit 4.1 to HCA Holdings, Inc.’s Registration Statement on Form S-1 (File No. 333-171369), as amended on March 9, 2011, and incorporated herein by reference)
4.2**	Certificate of Designations of Preferred Stock
4.3	Form of Indenture of HCA Holdings, Inc. with any trustee (filed as Exhibit 4.1 to HCA Holdings, Inc.’s Registration Statement on Form S-3 (File No. 333-175791), filed on July 26, 2011, as amended, and incorporated herein by reference).
4.4	Form of Indenture of HCA Inc. with any trustee (filed as Exhibit 4.2 to HCA Holdings, Inc.’s Registration Statement on Form S-3 (File No. 333-175791), filed on July 26, 2011, as amended, and incorporated herein by reference).
4.5**	Form of Supplemental Indenture of HCA Holdings, Inc.
4.6**	Form of Supplemental Indenture of HCA Inc.
4.7**	Form of Debt Security (included in the Form of Supplemental Indenture of HCA Holdings, Inc. filed as Exhibit 4.5)
4.8**	Form of Debt Security (included in the Form of Supplemental Indenture of HCA Inc. filed as Exhibit 4.6)
5.1*	Opinion of Simpson Thacher & Bartlett LLP, as to the legality of the securities being registered
12.1*	Computation of Ratio of Earnings to Fixed Charges
23.1*	Consent of Simpson Thacher & Bartlett LLP (included in the opinion filed as Exhibit 5.1)
23.2*	Consent of Ernst & Young LLP
24.1*	Powers of Attorney (included on signature page)
25.1**	Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1 of any trustee

*	Filed herewith.
**	To be filed as an exhibit to a Current Report on Form 8-K or other document incorporated by reference herein or to a post-effective amendment hereto, if applicable.

Item 17.	Undertakings.

Each undersigned registrant hereby undertakes:

(a)(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and

Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the relevant trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Securities and Exchange Commission under section 305(b)(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

HCA Holdings, Inc.

By:	/s/ R. Milton Johnson
	Name:	R. Milton Johnson
	Title:	Chairman and Chief Executive Officer

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Milton Johnson R. Milton Johnson	Chairman and Chief Executive Officer (Principal Executive Officer)	January 13, 2015

/s/ William B. Rutherford William B. Rutherford	Executive Vice President and Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)	January 13, 2015

/s/ Robert J. Dennis Robert J. Dennis	Director	January 13, 2015

/s/ Nancy-Ann DeParle Nancy-Ann DeParle	Director	January 13, 2015

/s/ Thomas F. Frist III Thomas F. Frist III	Director	January 13, 2015

/s/ William R. Frist William R. Frist	Director	January 13, 2015

/s/ Ann H. Lamont Ann H. Lamont	Director	January 13, 2015

Signature	Title	Date

/s/ Jay O. Light Jay O. Light	Director	January 13, 2015

/s/ Geoffrey G. Meyers Geoffrey G. Meyers	Director	January 13, 2015

/s/ Michael W. Michelson Michael W. Michelson	Director	January 13, 2015

/s/ Wayne J. Riley Wayne J. Riley	Director	January 13, 2015

/s/ John W. Rowe John W. Rowe	Director	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

HCA INC.

By:	/s/ R. Milton Johnson
	Name:	R. Milton Johnson
	Title:	Chairman and Chief Executive Officer

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Milton Johnson R. Milton Johnson	Chairman and Chief Executive Officer (Principal Executive Officer)	January 13, 2015

/s/ William B. Rutherford William B. Rutherford	Executive Vice President and Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)	January 13, 2015

/s/ Robert J. Dennis Robert J. Dennis	Director	January 13, 2015

/s/ Nancy-Ann DeParle Nancy-Ann DeParle	Director	January 13, 2015

/s/ Thomas F. Frist III Thomas F. Frist III	Director	January 13, 2015

/s/ William R. Frist William R. Frist	Director	January 13, 2015

/s/ Ann H. Lamont Ann H. Lamont	Director	January 13, 2015

Signature	Title	Date

/s/ Jay O. Light Jay O. Light	Director	January 13, 2015

/s/ Geoffrey G. Meyers Geoffrey G. Meyers	Director	January 13, 2015

/s/ Michael W. Michelson Michael W. Michelson	Director	January 13, 2015

/s/ Wayne J. Riley Wayne J. Riley	Director	January 13, 2015

/s/ John W. Rowe John W. Rowe	Director	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

REGISTRANTS (as listed on the attached Schedule I of Subsidiary Registrants)

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Director

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Director (Principal Executive Officer)	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer)	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Director (Principal Accounting Officer)	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Nashville, State of Tennessee, on January 13, 2015.

REGISTRANTS (as listed on the attached Schedule II of Subsidiary Registrants)

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Director

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael Cuffe Michael Cuffe	President (Principal Executive Officer)	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer)	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Director (Principal Accounting Officer)	January 13, 2015

/s/ William B. Rutherford William B. Rutherford	Senior Vice President and Director	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Nashville, State of Tennessee, on January 13, 2015.

REGISTRANTS (as listed on the attached Schedule III of Subsidiary Registrants)

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Manager (Principal Executive Officer)	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer)	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Accounting Officer)	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

REGISTRANTS (as listed on the attached Schedule IV of Subsidiary Registrants)

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael Cuffe Michael Cuffe	President (Principal Executive Officer)	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer)	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Accounting Officer)	January 13, 2015

/s/ William B. Rutherford William B. Rutherford	Senior Vice President and Manager	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

REGISTRANTS (as listed on the attached Schedule V of Subsidiary Registrants)

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Chris A. Taylor Chris A. Taylor	President (Principal Executive Officer)	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer)	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Accounting Officer)	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager	January 13, 2015

/s/ William B. Rutherford William B. Rutherford	Senior Vice President and Manager	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

REGISTRANTS (as listed on the attached Schedule VI of Subsidiary Registrants)

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gregary W. Beasley Gregary W. Beasley	President and Director (Principal Executive Officer)	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer)	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President (Principal Accounting Officer)	January 13, 2015

/s/ A. Bruce Moore, Jr. A. Bruce Moore, Jr.	Senior Vice President and Director	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President and Assistant Secretary and Director	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

REGISTRANTS (as listed on the attached Schedule VII of Subsidiary Registrants)

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gregary W. Beasley Gregary W. Beasley	President and Manager (Principal Executive Officer)	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer)	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President (Principal Accounting Officer)	January 13, 2015

/s/ A. Bruce Moore, Jr. A. Bruce Moore, Jr.	Senior Vice President and Manager	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President and Assistant Secretary and Manager	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

REGISTRANTS (as listed on the attached Schedule VIII of Subsidiary Registrants)

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Director

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul Martin Paslick Paul Martin Paslick	President and Chief Information Officer (Principal Executive Officer)	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer)	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Director (Principal Accounting Officer)	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director	January 13, 2015

/s/ Samuel N. Hazen Samuel N. Hazen	Senior Vice President and Director	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

REGISTRANTS (as listed on the attached Schedule IX of Subsidiary Registrants)

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager of the general partner Columbia North Texas Subsidiary GP, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Manager (Principal Executive Officer) of the general partner Columbia North Texas Subsidiary GP, LLC	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner Columbia North Texas Subsidiary GP, LLC	January 13, 2015

Signature	Title	Date

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Accounting Officer) of the general partner Columbia North Texas Subsidiary GP, LLC	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the general partner Columbia North Texas Subsidiary GP, LLC	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

REGISTRANTS (as listed on the attached Schedule X of Subsidiary Registrants)

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Director

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Chris A. Taylor Chris A. Taylor	President (Principal Executive Officer)	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Director (Principal Accounting Officer)	January 13, 2015

/s/ William B. Rutherford	Senior Vice President and Director	January 13, 2015
William B. Rutherford

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer)	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

CHCA Bayshore, L.P.

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Director of the general partner, Pasadena Bayshore Hospital, Inc.

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Director (Principal Executive Officer) of the general partner, Pasadena Bayshore Hospital, Inc.	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Pasadena Bayshore Hospital, Inc.	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Director (Principal Accounting Officer) of the general partner, Pasadena Bayshore Hospital, Inc.	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director of the general partner, Pasadena Bayshore Hospital, Inc.	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

CHCA Conroe, L.P.

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Director of the general partner, Conroe Hospital Corporation

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Director (Principal Executive Officer) of the general partner, Conroe Hospital Corporation	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Conroe Hospital Corporation	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Director (Principal Accounting Officer) of the general partner, Conroe Hospital Corporation	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director of the general partner, Conroe Hospital Corporation	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

CHCA Mainland, L.P.

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Director of the general partner, Clear Lake Regional Medical Center, Inc.

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Director (Principal Executive Officer) of the general partner, Clear Lake Regional Medical Center, Inc.	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Clear Lake Regional Medical Center, Inc.	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Director (Principal Accounting Officer) of the general partner, Clear Lake Regional Medical Center, Inc.	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director of the general partner, Clear Lake Regional Medical Center, Inc.	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

CHCA West Houston, L.P.

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Director of general partner, WHMC, Inc.

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Director (Principal Executive Officer) of the general partner, WHMC, Inc.	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, WHMC, Inc.	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Director (Principal Accounting Officer) of the general partner, WHMC, Inc.	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director of the general partner, WHMC, Inc.	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

CHCA Woman’s Hospital, L.P.

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President of general partner, Woman’s Hospital of Texas, Incorporated

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Director (Principal Executive Officer) of the general partner, Woman’s Hospital of Texas, Incorporated	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Woman’s Hospital of Texas, Incorporated	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Director (Principal Accounting Officer) of the general partner, Woman’s Hospital of Texas, Incorporated	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director of the general partner, Woman’s Hospital of Texas, Incorporated	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

HPG Enterprises, LLC

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Milton Johnson R. Milton Johnson	President (Principal Executive Officer)	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer)	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Accounting Officer)	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager	January 13, 2015

/s/ Samuel N. Hazen Samuel N. Hazen	Senior Vice President and Manager	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

Columbia ASC Management, L.P.

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President of general partner, Medical Care America, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gregary W. Beasley Gregary W. Beasley	President and Manager (Principal Executive Officer) of the general partner, Medical Care America, LLC	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Medical Care America, LLC	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President (Principal Accounting Officer) of the general partner, Medical Care America, LLC	January 13, 2015

Signature	Title	Date

/s/ A. Bruce Moore, Jr. A. Bruce Moore, Jr.	Senior Vice President and Manager of the general partner, Medical Care America, LLC	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President and Assistant Secretary and Manager of the general partner, Medical Care America, LLC	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

Columbia Rio Grande Healthcare, L.P.

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Director of the general partner, Rio Grande Regional Hospital, Inc.

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Director (Principal Executive Officer) of the general partner, Rio Grande Regional Hospital, Inc.	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Rio Grande Regional Hospital, Inc.	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Director (Principal Accounting Officer) of the general partner, Rio Grande Regional Hospital, Inc.	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director of the general partner, Rio Grande Regional Hospital, Inc.	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

Columbia Valley Healthcare System, L.P.

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Director of the general partner, Brownsville-Valley Regional Medical Center, Inc.

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Director (Principal Executive Officer) of the general partner, Brownsville-Valley Regional Medical Center, Inc.	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Brownsville-Valley Regional Medical Center, Inc.	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Director (Principal Accounting Officer) of the general partner, Brownsville-Valley Regional Medical Center, Inc.	January 13, 2015

Signature	Title	Date

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director of the general partner, Brownsville-Valley Regional Medical Center, Inc.	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

Fairview Park, Limited Partnership

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager of general partner, Fairview Park GP, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Manager (Principal Executive Officer) of the general partner, Fairview Park GP, LLC	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Fairview Park GP, LLC	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Accounting Officer) of the general partner, Fairview Park GP, LLC	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the general partner, Fairview Park GP, LLC	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

Good Samaritan Hospital, L.P.

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager of general partner, Samaritan, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Manager (Principal Executive Officer) of the general partner, Samaritan, LLC	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Samaritan, LLC	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Accounting Officer) of the general partner, Samaritan, LLC	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the general partner, Samaritan, LLC	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

HCA Management Services, L.P.

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager of general partner, HPG Enterprises, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Milton Johnson R. Milton Johnson	President (Principal Executive Officer) of the general partner, HPG Enterprises, LLC	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, HPG Enterprises, LLC	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Accounting Officer) of general partner, HPG Enterprises, LLC	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the general partner, HPG Enterprises, LLC	January 13, 2015

/s/ Samuel N. Hazen Samuel N. Hazen	Senior Vice President and Manager of the general partner, HPG Enterprises, LLC	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Nashville, State of Tennessee, on January 13, 2015.

HTI MOB, LLC

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Director of managing member, Healthtrust, Inc. — The Hospital Company

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David G. Anderson David G. Anderson	President, Treasurer and Director (Principal Executive Officer and Principal Financial Officer) of the managing member, Healthtrust, Inc. —The Hospital Company	January 13, 2015

/s/ Samuel N. Hazen Samuel N. Hazen	Senior Vice President and Director of the managing member, Healthtrust, Inc. — The Hospital Company	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Director (Principal Accounting Officer) of the managing member, Healthtrust, Inc. —The Hospital Company	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director of the managing member, Healthtrust, Inc. — The Hospital Company	January 13, 2015

/s/ Natalie H. Cline Natalie H. Cline	Vice President, Secretary and Director of the managing member, Healthtrust, Inc. —The Hospital Company	January 13, 2015

/s/ A. Bruce Moore, Jr. A. Bruce Moore, Jr.	Vice President and Director of the managing member, Healthtrust, Inc. —The Hospital Company	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

HSS Virginia, L.P.

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager of the general partner, HSS Holdco, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Manager (Principal Executive Officer) of the general partner, HSS Holdco, LLC	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, HSS Holdco, LLC	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Accounting Officer) of the general partner, HSS Holdco, LLC	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the general partner, HSS Holdco, LLC	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

Integrated Regional Laboratories, LLP

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager of the managing partner, Integrated Regional Lab, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Manager (Principal Executive Officer) of the managing partner, Integrated Regional Lab, LLC	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the managing partner, Integrated Regional Lab, LLC	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Accounting Officer) of the managing partner, Integrated Regional Lab, LLC	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the managing partner, Integrated Regional Lab, LLC	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

JFK Medical Center Limited Partnership

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager of the general partner, Columbia Palm Beach GP, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Manager (Principal Executive Officer) of the general partner, Columbia Palm Beach GP, LLC	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Columbia Palm Beach GP, LLC	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Accounting Officer) of the general partner, Columbia Palm Beach GP, LLC	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the general partner, Columbia Palm Beach GP, LLC	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

Nashville Shared Services General Partnership

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager of the managing partner, HSS Systems, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Chris A. Taylor Chris A. Taylor	President (Principal Executive Officer) of the managing partner, HSS Systems, LLC	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the managing partner, HSS Systems, LLC	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Accounting Officer) of the managing partner, HSS Systems, LLC	January 13, 2015

Signature	Title	Date

/s/ William B. Rutherford William B. Rutherford	Senior Vice President and Manager of the managing partner, HSS Systems, LLC	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the managing partner, HSS Systems, LLC	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

Palms West Hospital Limited Partnership

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager of the general partner, Columbia Palm Beach GP, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Manager (Principal Executive Officer) of the general partner, Columbia Palm Beach GP, LLC	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Columbia Palm Beach GP, LLC	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Accounting Officer) of the general partner, Columbia Palm Beach GP, LLC	January 13, 2015

Signature	Title	Date

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the general partner, Columbia Palm Beach GP, LLC	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

Plantation General Hospital, L.P.

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Director of the general partner, HD&S Corp. Successor, Inc.

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Director (Principal Executive Officer) of the general partner, HD&S Corp. Successor, Inc.	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, HD&S Corp. Successor, Inc.	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Director (Principal Accounting Officer) of the general partner, HD&S Corp. Successor, Inc.	January 13, 2015

Signature	Title	Date

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director of the general partner, HD&S Corp. Successor, Inc.	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

Riverside Healthcare System, L.P.

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Director of the general partner, Columbia Riverside, Inc.

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Director (Principal Executive Officer) of the general partner, Columbia Riverside, Inc.	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Columbia Riverside, Inc.	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Director (Principal Accounting Officer) of the general partner, Columbia Riverside, Inc.	January 13, 2015

Signature	Title	Date

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director of the general partner, Columbia Riverside, Inc.	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

San Jose Healthcare System, LP

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager of the general partner, San Jose, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Manager (Principal Executive Officer) of the general partner, San Jose, LLC	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, San Jose, LLC	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Accounting Officer) of the general partner, San Jose, LLC	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the general partner, San Jose, LLC	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

San Jose Hospital, L.P.

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager of the general partner, San Jose Medical Center, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Manager (Principal Executive Officer) of the general partner, San Jose Medical Center, LLC	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, San Jose Medical Center, LLC	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Accounting Officer) of the general partner, San Jose Medical Center, LLC	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the general partner, San Jose Medical Center, LLC	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

Terre Haute MOB, L.P.

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager of the managing general partner, HSS Holdco, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Manager (Principal Executive Officer) of the managing general partner, HSS Holdco, LLC	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the managing general partner, HSS Holdco, LLC	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Accounting Officer) of the managing general partner, HSS Holdco, LLC	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the managing general partner, HSS Holdco, LLC	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

Terre Haute Regional Hospital, L.P.

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Director of the general partner, Terre Haute Hospital GP, Inc.

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Director (Principal Executive Officer) of the general partner, Terre Haute Hospital GP, Inc.	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Terre Haute Hospital GP, Inc.	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Director (Principal Accounting Officer) of the general partner, Terre Haute Hospital GP, Inc.	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director of the general partner, Terre Haute Hospital GP, Inc.	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

Western Plains Capital, Inc.

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David G. Anderson David G. Anderson	President, Treasurer and Director (Principal Executive Officer and Principal Financial Officer)	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Director (Principal Accounting Officer)	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

Spalding Rehabilitation L.L.C.

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager of the managing member, HCA-HealthONE LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel N. Hazen Samuel N. Hazen	President and Manager (Principal Executive Officer) of the managing member, HCA-HealthONE LLC	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Financial Officer) of the managing member, HCA-HealthONE LLC	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer of the managing member, HCA-HealthONE LLC	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the managing member, HCA-HealthONE LLC	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Nashville, State of Tennessee, on January 13, 2015.

Primary Health, Inc.

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Director

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael Cuffe Michael Cuffe	Chief Executive Officer (Principal Executive Officer)	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer)	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Director (Principal Accounting Officer)	January 13, 2015

/s/ William B. Rutherford William B. Rutherford	Senior Vice President and Director	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

Vision Consulting Group, LLC

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul Martin Paslick Paul Martin Paslick	President and Chief Information Officer (Principal Executive Officer)	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer)	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Accounting Officer)	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager	January 13, 2015

/s/ Samuel N. Hazen Samuel N. Hazen	Vice President and Manager	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Nashville, State of Tennessee, on January 13, 2015.

Sarah Cannon Research Institute, LLC

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager of managing member, SCRI Holdings, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ A. Bruce Moore, Jr. A. Bruce Moore, Jr.	President and Manager (Principal Executive Officer) of the managing member, SCRI Holdings, LLC	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the managing member, SCRI Holdings, LLC	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Accounting Officer) of the managing member, SCRI Holdings, LLC	January 13, 2015

/s/ Samuel N. Hazen Samuel N. Hazen	Senior Vice President and Manager of the managing member, SCRI Holdings, LLC	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

SCRI Holdings, LLC

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ A. Bruce Moore, Jr. A. Bruce Moore, Jr.	President and Manager (Principal Executive Officer)	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer)	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Accounting Officer)	January 13, 2015

/s/ Samuel N. Hazen Samuel N. Hazen	Senior Vice President and Manager	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, State of Tennessee, on January 13, 2015.

Vision Holdings, LLC

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Director

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul Martin Paslick Paul Martin Paslick	President and Chief Information Officer (Principal Executive Officer)	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer)	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Director (Principal Accounting Officer)	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Director	January 13, 2015

/s/ Samuel N. Hazen Samuel N. Hazen	Vice President and Director	January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Nashville, State of Tennessee, on January 13, 2015.

Primary Health Management, Ltd.

By:	/s/ Donald W. Stinnett
	Name:	Donald W. Stinnett
	Title:	Senior Vice President and Manager of the general partner, Primary Health GP, LLC

SIGNATURES & POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John M. Franck II, David G. Anderson and Donald W. Stinnett, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, to sign in any and all capacities (including, without limitation, the capacities listed below), the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done to comply with the provisions of the Securities Act and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael Cuffe Michael Cuffe	Chief Executive Officer (Principal Executive Officer) of the general partner, Primary Health GP, LLC	January 13, 2015

/s/ David G. Anderson David G. Anderson	Senior Vice President and Treasurer (Principal Financial Officer) of the general partner, Primary Health GP, LLC	January 13, 2015

/s/ Donald W. Stinnett Donald W. Stinnett	Senior Vice President and Manager (Principal Accounting Officer) of the general partner, Primary Health GP, LLC	January 13, 2015

Signature	Title	Date

/s/ William B. Rutherford William B. Rutherford	Senior Vice President and Manager of the general partner, Primary Health GP, LLC	January 13, 2015

/s/ John M. Franck II John M. Franck II	Vice President, Assistant Secretary and Manager of the general partner, Primary Health GP, LLC	January 13, 2015

SCHEDULE I OF SUBSIDIARY REGISTRANTS

AMERICAN MEDICORP DEVELOPMENT CO.

BAY HOSPITAL, INC.

BRIGHAM CITY COMMUNITY HOSPITAL, INC.

BROOKWOOD MEDICAL CENTER OF GULFPORT, INC.

CAPITAL DIVISION, INC.

CENTRAL FLORIDA REGIONAL HOSPITAL, INC.

CENTRAL TENNESSEE HOSPITAL CORPORATION

CHIPPENHAM & JOHNSTON-WILLIS HOSPITALS, INC.

CITRUS MEMORIAL HOSPITAL, INC.

CITRUS MEMORIAL PROPERTY MANAGEMENT, INC.

COLORADO HEALTH SYSTEMS, INC.

COLUMBIA JACKSONVILLE HEALTHCARE SYSTEM, INC.

COLUMBIA MEDICAL CENTER OF LAS COLINAS, INC.

COLUMBIA OGDEN MEDICAL CENTER, INC.

COLUMBIA POLK GENERAL HOSPITAL, INC.

COLUMBIA RIVERSIDE, INC.

COLUMBIA/ALLEGHANY REGIONAL HOSPITAL, INCORPORATED

COLUMBIA/HCA JOHN RANDOLPH, INC.

COLUMBINE PSYCHIATRIC CENTER, INC.

CONROE HOSPITAL CORPORATION

EASTERN IDAHO HEALTH SERVICES, INC.

EDWARD WHITE HOSPITAL, INC.

ENCINO HOSPITAL CORPORATION, INC.

FRANKFORT HOSPITAL, INC.

GPCH-GP, INC.

GREENVIEW HOSPITAL, INC.

HCA AMERICAN FINANCE LLC

HCA CENTRAL GROUP, INC.

HCA HEALTH SERVICES OF FLORIDA, INC.

HCA HEALTH SERVICES OF LOUISIANA, INC.

HCA HEALTH SERVICES OF OKLAHOMA, INC.

HCA HEALTH SERVICES OF TENNESSEE, INC.

HCA HEALTH SERVICES OF VIRGINIA, INC.

HCA PEARLAND GP, INC.

HCA REALTY, INC.

HD&S CORP. SUCCESSOR, INC.

HEALTH MIDWEST OFFICE FACILITIES CORPORATION

HEALTH MIDWEST VENTURES GROUP, INC.

HENDERSONVILLE HOSPITAL CORPORATION

HOSPITAL CORPORATION OF TENNESSEE

HOSPITAL CORPORATION OF UTAH

HOSPITAL DEVELOPMENT PROPERTIES, INC.

HTI MEMORIAL HOSPITAL CORPORATION

KPH-CONSOLIDATION, INC

LARGO MEDICAL CENTER, INC.

LAWNWOOD MEDICAL CENTER, INC.

LEWIS-GALE HOSPITAL, INCORPORATED

LONE PEAK HOSPITAL, INC.

LOS ROBLES REGIONAL MEDICAL CENTER

MANAGEMENT SERVICES HOLDINGS, INC.

MARION COMMUNITY HOSPITAL, INC.

MEMORIAL HEALTHCARE GROUP, INC.

MIDWEST HOLDINGS, INC.

MONTGOMERY REGIONAL HOSPITAL, INC.

MOUNTAIN VIEW HOSPITAL, INC.

NEW IBERIA HEALTHCARE CORPORATION

NEW PORT RICHEY HOSPITAL, INC.

NEW ROSE HOLDING COMPANY, INC.

NORTH FLORIDA REGIONAL MEDICAL CENTER, INC.

NORTHERN UTAH HEALTHCARE CORPORATION

NOTAMI HOSPITALS OF LOUISIANA, INC.

OKALOOSA HOSPITAL, INC.

OKEECHOBEE HOSPITAL, INC.

PASADENA BAYSHORE HOSPITAL, INC.

POINCIANA MEDICAL CENTER, INC.

PULASKI COMMUNITY HOSPITAL, INC.

RIO GRANDE REGIONAL HOSPITAL, INC.

RIVERSIDE HOSPITAL, INC.

SARASOTA DOCTORS HOSPITAL, INC.

SOUTHPOINT, LLC

SPOTSYLVANIA MEDICAL CENTER, INC.

SPRING BRANCH MEDICAL CENTER, INC.

SPRING HILL HOSPITAL, INC.

SUN CITY HOSPITAL, INC.

SUNRISE MOUNTAINVIEW HOSPITAL, INC.

TALLAHASSEE MEDICAL CENTER, INC.

TCMC MADISON-PORTLAND, INC.

TERRE HAUTE HOSPITAL GP, INC.

TERRE HAUTE HOSPITAL HOLDINGS, INC.

TIMPANOGOS REGIONAL MEDICAL SERVICES, INC.

VH HOLDCO, INC.

VH HOLDINGS, INC.

VIRGINIA PSYCHIATRIC COMPANY, INC.

W & C HOSPITAL, INC.

WALTERBORO COMMUNITY HOSPITAL, INC.

WCP PROPERTIES, LLC

WEST FLORIDA REGIONAL MEDICAL CENTER, INC.

WEST VALLEY MEDICAL CENTER, INC.

WHMC, INC.

WOMAN’S HOSPITAL OF TEXAS, INCORPORATED

SCHEDULE II OF SUBSIDIARY REGISTRANTS

COLUMBIA HEALTHCARE SYSTEM OF LOUISIANA, INC.

COLUMBUS CARDIOLOGY, INC.

NORTH FLORIDA IMMEDIATE CARE CENTER, INC.

REDMOND PHYSICIAN PRACTICE COMPANY

SCHEDULE III OF SUBSIDIARY REGISTRANTS

CENTERPOINT MEDICAL CENTER OF INDEPENDENCE, LLC

COLUMBIA LAGRANGE HOSPITAL, LLC

COLUMBIA PARKERSBURG HEALTHCARE SYSTEM, LLC

DUBLIN COMMUNITY HOSPITAL, LLC

EP HEALTH, LLC

FAIRVIEW PARK GP, LLC

GALEN PROPERTY, LLC

GRAND STRAND REGIONAL MEDICAL CENTER, LLC

HCA — HEALTHONE LLC

HCA SFB 1 LLC

HSS HOLDCO, LLC

INTEGRATED REGIONAL LAB, LLC

LAKELAND MEDICAL CENTER, LLC

LAKEVIEW MEDICAL CENTER, LLC

LEWIS-GALE MEDICAL CENTER, LLC

MEDICAL CENTERS OF OKLAHOMA, LLC

MEDICAL OFFICE BUILDINGS OF KANSAS, LLC

MIDWEST DIVISION — ACH, LLC

MIDWEST DIVISION — LRHC, LLC

MIDWEST DIVISION — LSH, LLC

MIDWEST DIVISION — MCI, LLC

MIDWEST DIVISION — MMC, LLC

MIDWEST DIVISION — OPRMC, LLC

MIDWEST DIVISION — PFC, LLC

MIDWEST DIVISION — RBH, LLC

MIDWEST DIVISION — RMC, LLC

MOUNTAIN DIVISION — CVH, LLC

NORTH TEXAS — MCA, LLC

NORTHERN VIRGINIA COMMUNITY HOSPITAL, LLC

NORTHLAKE MEDICAL CENTER, LLC

NOTAMI HOSPITALS, LLC

OUTPATIENT CARDIOVASCULAR CENTER OF CENTRAL FLORIDA, LLC

PALMYRA PARK HOSPITAL, LLC

PEARLAND PARTNER, LLC

REDMOND PARK HOSPITAL, LLC

RESTON HOSPITAL CENTER, LLC

RETREAT HOSPITAL, LLC

SAMARITAN, LLC

SAN JOSE MEDICAL CENTER, LLC

SAN JOSE, LLC

SJMC, LLC

SOUTHERN HILLS MEDICAL CENTER, LLC

THE REGIONAL HEALTH SYSTEM OF ACADIANA, LLC

TRIDENT MEDICAL CENTER, LLC

UTAH MEDCO, LLC

WESLEY MEDICAL CENTER, LLC

WEST FLORIDA — MHT, LLC

WEST FLORIDA — PPH, LLC

WEST FLORIDA — TCH, LLC

SCHEDULE IV OF SUBSIDIARY REGISTRANTS

DALLAS/FT. WORTH PHYSICIAN, LLC

GOPPERT-TRINITY FAMILY CARE, LLC

LEWIS-GALE PHYSICIANS, LLC

SCHEDULE V OF SUBSIDIARY REGISTRANTS

CENTRAL SHARED SERVICES, LLC

HSS SYSTEMS, LLC

PARALLON HOLDINGS, LLC

SCHEDULE VI OF SUBSIDIARY REGISTRANTS

EL PASO SURGICENTER, INC.

LAS VEGAS SURGICARE, INC.

MARIETTA SURGICAL CENTER, INC.

MCA INVESTMENT COMPANY

SURGICARE OF BRANDON, INC.

SURGICARE OF FLORIDA, INC.

SURGICARE OF HOUSTON WOMEN’S, INC.

SURGICARE OF MANATEE, INC.

SURGICARE OF NEW PORT RICHEY, INC.

SCHEDULE VII OF SUBSIDIARY REGISTRANTS

SURGICARE OF PALMS WEST, LLC

SURGICARE OF RIVERSIDE, LLC

SCHEDULE VIII OF SUBSIDIARY REGISTRANTS

HCA — IT&S FIELD OPERATIONS, INC.

HCA — IT&S INVENTORY MANAGEMENT, INC.

SCHEDULE IX OF SUBSIDIARY REGISTRANTS

COLUMBIA MEDICAL CENTER OF ARLINGTON SUBSIDIARY, L.P.

COLUMBIA MEDICAL CENTER OF DENTON SUBSIDIARY, L.P.

COLUMBIA MEDICAL CENTER OF LEWISVILLE SUBSIDIARY, L.P.

COLUMBIA MEDICAL CENTER OF MCKINNEY SUBSIDIARY, L.P.

COLUMBIA MEDICAL CENTER OF PLANO SUBSIDIARY, L.P.

COLUMBIA NORTH HILLS HOSPITAL SUBSIDIARY, L.P.

COLUMBIA PLAZA MEDICAL CENTER OF FORT WORTH SUBSIDIARY, L.P.

GREEN OAKS HOSPITAL SUBSIDIARY, L.P.

SCHEDULE X OF SUBSIDIARY REGISTRANTS

NATIONAL PATIENT ACCOUNT SERVICES, INC.

PARALLON BUSINESS SOLUTIONS, LLC

PARALLON ENTERPRISES, LLC

PARALLON HEALTH INFORMATION SOLUTIONS, LLC

PARALLON PAYROLL SOLUTIONS, LLC

PARALLON PHYSICIAN SERVICES, LLC

PARALLON TECHNOLOGY SOLUTIONS, LLC

PARALLON WORKFORCE MANAGEMENT SOLUTIONS, LLC

U.S. COLLECTIONS, INC.